TABLE OF CONTENTS Page IMPORTANT NOTES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3 LETTER FROM CEO ROBERT KEANE . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4 SUMMARY CONSOLIDATED RESULTS: 3-YEAR TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5 SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7 INCOME STATEMENT HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9 CASH FLOW . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 12 DEBT AND SHARE REPURCHASES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 14 SEGMENT RESULTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 VISTAPRINT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15 UPLOAD AND PRINT: PRINTBROTHERS AND THE PRINT GROUP . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 17 NATIONAL PEN . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 20 ALL OTHER BUSINESSES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22 CENTRAL AND CORPORATE COSTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 24 CURRENCY IMPACTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26 CURRENT OUTLOOK . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27 FINANCIAL STATEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 23 BALANCE SHEET . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 INCOME STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 29 CASH FLOW STATEMENT . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 30 ABOUT NON-GAAP MEASURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 32 NON-GAAP RECONCILIATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 33 ABOUT CIMPRESS, SAFE HARBOR STATEMENT AND CONTACT INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . 45 Page 2 of 45

CIMPRESS' UPPERMOST FINANCIAL OBJECTIVE Our uppermost financial objective is to maximize our intrinsic value per share (“IVPS”). We define IVPS as (a) the unlevered free cash flow per diluted share that, in our best judgment, will occur between now and the long-term future, appropriately discounted to reflect our cost of capital, minus (b) net debt per diluted share. We define unlevered free cash flow as adjusted free cash flow plus cash interest expense related to borrowing. We endeavor to make all financial decisions in service of this priority. As such, we often make decisions that could be considered non-optimal were they to be evaluated based on other criteria such as (but not limited to) near- and mid-term revenue, operating income, net income, EPS, adjusted EBITDA, and cash flow. IVPS is inherently long term in nature. Thus an explicit outcome of this is that we accept fluctuations in our financial metrics as we make investments that we believe will deliver attractive long-term returns on investment. OUR STRATEGY Cimpress invests in and builds customer-focused, entrepreneurial, mass customization businesses for the long term, which we manage in a decentralized, autonomous manner. We drive competitive advantage across Cimpress through a select few shared strategic capabilities that have the greatest potential to create company-wide value. We limit all other central activities to only those which absolutely must be performed centrally. OUR CAPITAL ALLOCATION PHILOSOPHY Cimpress has historically deployed capital via organic investments, share repurchases, acquisitions and equity investments, and debt reduction. We have not paid a dividend and we do not intend to for the foreseeable future. We consider capital to be fungible across all of these categories; we do not favor one over the other, but rather seek to grow our IVPS by allocating capital across these categories in function of the relative returns of current and expected future opportunities. We delegate to our businesses and central teams capital allocation decisions that our operational executives expect to pay back in less than twelve months. For capital allocation with pay back beyond that time frame, we evaluate the relative returns of potential uses of capital. Most of the executives that lead our businesses are incentivized based on the long-term returns on invested capital generated in their business. The remainder are primarily incentivized though performance share units that are based on the long-term growth of the Cimpress share price beyond a hurdle rate. We seek to deliver a weighted average return on our portfolio of deployed capital, net of failures, that is materially above our weighted average cost of capital (WACC), which we estimate to be 8.5%. In support of this objective, we vary the hurdle rates that we use at the time of investment decisions in function of our judgment of the risks to various types of investment. For example, we require only 10% for highly predictable organic investments in established markets, 15% for M&A of established, growing, profitable companies, and 25% for risky investments such as our investments in startup businesses or emerging markets. We recognize that a portfolio of investments that exceeds our WACC does not necessarily mean, by itself, that we have made good capital allocation decisions. We compare our returns against the opportunity cost of potentially higher returns that might have come from deploying the same capital into even higher-returning opportunities of a similar risk level. This more stringent measure of performance clarifies the cost of mistakes, which we have made in the past. Page 3 of 45

LETTER FROM ROBERT JULY 28, 2021 Dear Investor, As we reflect back on the challenges we faced during FY2021 brought on by the pandemic, we cannot help but think about the opportunities we seized and the steps we took to position ourselves to succeed in FY2022 and beyond. The high-level summary of the state of Cimpress as we turn toward the next fiscal year is as follows: • We were investing throughout FY2021 and increased the pace of investment in Q4. This was especially true in Vistaprint where we continue to recruit great talent, increase performance advertising and begin upper- funnel brand building. • Simultaneously with the increased investment, throughout FY2021 we cut costs to free up capital for more productive investments. We have achieved more than $30 million of permanent annualized cost reductions when compared to our pre-pandemic cost structure. • We implemented a flexible capital structure that allowed us to lower our weighted average cost of debt, diversify and expand our lender base and extend the maturity profile of our secured debt. • We are optimistic about returning to sustainable organic growth in FY2022 and beyond as we begin to benefit from the investments we have and will continue to make, tailwinds from economic recovery, and our competitive positioning which we believe improved during the pandemic. While FY2021 results were not the type of performance we aspire to achieve in normal circumstances, we successfully navigated the pandemic, demonstrated remarkable agility and the highly variable nature of our cost structure, invested to an extent competitors could not, and drove tangible customer, operational and financial benefits from the strategic and organizational changes we commenced in FY2019. The turbulence of the pandemic over the past 15 months means that year-over-year comparisons for the full fiscal year and especially for the fourth quarter are very "noisy". For example, reported revenue increased 49% year over year in Q4, but the year-ago quarter was the height of pandemic uncertainty. Likewise, in the year-ago quarter we reduced costs and preserved liquidity through drastic but temporary measures and took advantage of government incentives where demand was severely impacted but we protected team member roles. Because of this turbulence, internally we evaluate performance of FY2021 by comparing back to the pre-pandemic period in FY2019 and we include these types of comparisons later in this document. Recent month-to-month revenue trends are improving. For the first two months of the fourth quarter combined compared to the same months in FY2019 prior to the pandemic, reported revenue and organic constant-currency revenue were down 10% and 16%, respectively, with much stronger performance in North America and Australia than in Europe. In June 2021, North American and Australian trends held up and we began to see stronger revenue results in Europe. For the month of June 2021 compared to June 2019 our reported revenue growth was 6% and organic constant-currency revenue was roughly flat. While we anticipate continued volatility on the path to a full reopening including from the possibility of increased government restrictions, trends remain positive in July. In the remainder of this earnings document, we will focus our commentary on our financial results for the fourth quarter and fiscal year 2021. For our strategic positioning and an assessment of our value creation, please see the annual letter to investors that I published today, which is available on ir.cimpress.com. Finally, we look forward to your participation in our upcoming virtual investor day. This year, we have adopted a new format that reflects how we work today in many parts of Cimpress in our remote-first approach: a combination of asynchronous content and live virtual meeting time. Prepared content will be available for viewing at ir.cimpress.com on Friday, July 30, 2021 at 4:05 pm EDT. This will give you the opportunity to watch pre-recorded content when it best suits you prior to our live Q&A session on Monday, August 2, 2021 at 11:00 am EDT. You can access a video streaming of the event on ir.cimpress.com, and we will post a video replay after the event. Sincerely, Robert S. Keane Founder, Chairman & CEO Please see non-GAAP reconciliations at the end of this document. Page 4 of 45

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND

$ in thousands, except percentages

REVENUE BY REPORTABLE SEGMENT, TOTAL REVENUE AND INCOME FROM OPERATIONS:

	Q4 FY2019	Q4 FY2020	Q4 FY2021	FY2019	FY2020	FY2021
Vistaprint	$ 360,402	$ 244,505	$ 351,745	$1,508,322	$1,337,291	$1,444,807
PrintBrothers	116,979	72,518	105,851	443,987	417,921	421,766
The Print Group	88,105	46,720	72,948	325,872	275,214	275,534
National Pen	69,766	32,964	68,967	348,409	299,474	313,528
All Other Businesses	42,215	42,502	49,133	136,202	173,789	192,038
Inter-segment eliminations	(2,753)	(10,103)	(7,627)	(11,716)	(22,331)	(55,160)
Total revenue	**$ 674,714**	**$ 429,106**	**$ 641,017**	**$2,751,076**	**$2,481,358**	**$2,592,513**
Reported revenue growth	*7 %*	*(36)%*	*49 %*	*6 %*	*(10)%*	*4 %*
Organic constant currency revenue growth	*5 %*	*(36)%*	*38 %*	*5 %*	*(11)%*	*(1)%*
Income (loss) from operations	**$ 49,365**	**$ (3,269)**	**$ 9,027**	**$ 163,607**	**$ 55,969**	**$ 123,510**
Income (loss) from operations margin	*7 %*	*(1)%*	*1 %*	*6 %*	*2 %*	*5 %*

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA") AND ADJUSTED EBITDA:

	Q4 FY2019	Q4 FY2020	Q4 FY2021	FY2019	FY2020	FY2021
Vistaprint	$ 93,548	$ 66,393	$ 57,894	$ 349,697	$ 366,334	$ 324,715
PrintBrothers	13,113	3,451	9,412	43,474	39,373	43,144
The Print Group	20,125	8,933	11,899	63,997	51,606	43,126
National Pen	7,020	(9,400)	6,911	17,299	7,605	11,644
All Other Businesses	1,848	8,902	5,926	(6,317)	17,474	31,707
Total segment EBITDA	**$ 135,654**	**$ 78,279**	**$ 92,042**	**$ 468,150**	**$ 482,392**	**$ 454,336**
Central and corporate costs	(29,338)	(29,042)	(35,578)	(121,067)	(133,471)	(128,780)
Unallocated share-based compensation	(3,149)	(954)	(3,672)	3,772	(6,927)	(6,618)
Exclude: share-based compensation expense[1]	7,594	11,269	13,963	15,403	33,252	37,034
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	6,400	4,286	(4,557)	20,289	24,533	(6,854)
Adjusted EBITDA	**$ 117,162**	**$ 63,838**	**$ 62,198**	**$ 386,547**	**$ 399,779**	**$ 349,118**
Adjusted EBITDA margin	*17 %*	*15 %*	*10 %*	*14 %*	*16 %*	*13 %*
Adjusted EBITDA year-over-year growth	*51 %*	*(46)%*	*(3)%*	*19 %*	*3 %*	*(13)%*

[1]SBC expense listed above excludes the portion included in restructuring-related charges to avoid double counting.

CASH FLOW AND OTHER METRICS:

	Q4 FY2019	Q4 FY2020	Q4 FY2021	FY2019	FY2020	FY2021
Net cash provided by operating activities	$ 108,625	$ 54,383	$ 46,273	$ 331,095	$ 338,444	$ 265,221
Net cash (used in) investing activities	(38,612)	(19,051)	(253,169)	(420,166)	(66,864)	(354,316)
Net cash (used in) provided by financing activities	(79,911)	(221,499)	354,313	81,989	(258,255)	224,128
Adjusted free cash flow	81,939	34,386	14,869	211,816	243,985	165,760
Cash interest related to borrowing	22,274	30,143	50,663	56,704	72,906	116,977

Please see non-GAAP reconciliations at the end of this document.

Page 5 of 45

SUMMARY CONSOLIDATED RESULTS: THREE-YEAR TREND (CONTINUED)

$ in thousands, except where noted

COMPONENTS OF ADJUSTED FREE CASH FLOW:

	Q4 FY2019	Q4 FY2020	Q4 FY2021	FY2019	FY2020	FY2021
Adjusted EBITDA	$ 117,162	$ 63,838	$ 62,198	$ 386,547	$ 399,779	$ 349,118
Cash restructuring payments	(1,256)	(4,017)	(2,460)	(6,032)	(9,087)	(6,565)
Cash taxes	(10,246)	(3,800)	(14,814)	(26,349)	(13,520)	(27,870)
Other changes in net working capital and other reconciling items	25,239	28,505	52,012	33,633	34,178	67,515
Purchases of property, plant and equipment	(12,629)	(11,829)	(15,788)	(70,563)	(50,467)	(38,524)
Purchases of intangible assets not related to acquisitions	(42)	—	—	(64)	—	—
Capitalization of software and website development costs	(14,015)	(8,168)	(15,616)	(48,652)	(43,992)	(60,937)
Adjusted free cash flow before cash interest related to borrowing	**$ 104,213**	**$ 64,529**	**$ 65,532**	**$ 268,520**	**$ 316,891**	**$ 282,737**
Cash interest related to borrowing	(22,274)	(30,143)	(50,663)	(56,704)	(72,906)	(116,977)
Adjusted free cash flow	**$ 81,939**	**$ 34,386**	**$ 14,869**	**$ 211,816**	**$ 243,985**	**$ 165,760**

Q4 FY2021 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)



$62.2
($2.5)
($14.8)
$52.0
($15.8)
($15.6)
$65.5
($50.7)
$14.9
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

FY2021 COMPONENTS OF ADJUSTED FREE CASH FLOW ($M)



$349.1
($6.6)
($27.9)
$67.5
($38.5)
($60.9)
$282.7
($117.0)
$165.8
Adjusted EBITDA
Restructuring payments
Cash taxes
Other NWC changes & other items
Capital expenditures
Capitalization of software
Adjusted FCF before interest related to borrowing
Cash interest related to borrowing
Adjusted FCF

Please see non-GAAP reconciliations at the end of this document.

Page 6 of 45

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND

$ in millions, except percentages and share data



Revenue &
Reported Revenue Growth (Decline) (1)
$675
$634
$820
$598
$429
$587
$786
$579
$641
7%
8%
(1)%
(10)%
(36)%
(7)%
(4)%
(3)%
49%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

(1) Reported revenue growth rates are impacted by the timing of acquisitions and divestitures.



Organic Constant-Currency Revenue Growth (Decline)
5%
4%
—%
(9)%
(36)%
(10)%
(9)%
(10)%
38%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21



Cash Flow from Operations
$109
$63
$202
$19
$54
$106
$150
$(37)
$46
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21



Adjusted Free Cash Flow &
Cash Interest Related to Borrowing (2)
Adj. FCF
Interest
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

	Q419	Q120	Q220	Q320	Q420	Q121	Q221	Q321	Q421
Adj. FCF	$82	$36	$177	($4)	$34	$82	$130	($62)	$15
Interest (2)	$22	$9	$24	$9	$30	$9	$49	$8	$51

(2) Cash interest related to borrowing is total cash interest less interest expense for Waltham, MA lease.

Please see non-GAAP reconciliations at the end of this document.

Page 7 of 45

SUMMARY CONSOLIDATED RESULTS: QUARTERLY TREND (CONTINUED)

$ in millions, except percentages and share data


GAAP Operating Income (Loss) & Adjusted EBITDA
GAAP OI (Loss)
Adjusted EBITDA
$49
$117
$25
$80
$122
$186
$(88)
$71
$(3)
$64
$36
$88
$94
$143
$(16)
$55
$9
$62
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Net Income (Loss) Attributable to Cimpress
$34
$20
$190
($85)
($42)
($11)
$32
($39)
($60)
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21


Net Debt (1)
Cash / cash equivalents
High yield notes
2nd lien notes
Term loan
Revolver
Other debt
Marketable securities (current and non-current)
$35
($400)
($505)
($116)
($14)
($1,000)
$31
($400)
($491)
($331)
($17)
($1,208)
$37
($400)
($478)
($488)
($15)
($1,344)
$228
($600)
($452)
($612)
($14)
($1,450)
$45
($600)
($300)
($148)
($422)
($12)
($1,437)
$40
($600)
($300)
($146)
($344)
($11)
($1,361)
$37
($600)
($300)
($144)
($260)
($11)
($1,278)
$36
($600)
($300)
($143)
($329)
($13)
($1,349)
$203
$183
$(600)
($1,152)
($13)
($1,379)
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Weighted Average Shares Outstanding (Millions) (2)
Basic
Diluted
31.3
30.6
30.5
29.7
27.9
27.0
26.0
26.0
25.9
25.9
25.9
25.9
26.4
26.0
26.0
26.0
26.0
26.0
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

(1) Excludes debt issuance costs, debt premiums and discounts.
(2) Basic and diluted shares are the same in certain periods where we reported a GAAP net loss.

Please see non-GAAP reconciliations at the end of this document.
Page 8 of 45

INCOME STATEMENT HIGHLIGHTS Our reported revenue growth of 49% in Q4 and 4% for the full year was positively impacted by the acquisition of 99designs and fluctuations in currency. Organic constant- currency revenue growth was 38% for Q4, and a decline of 1% for the full year. The table below shows both year- over-year and year-over-two-year reported ("R") and organic constant-currency ("OCC") growth by segment: Q4FY2021 FY2021 vs Q4FY2020 vs Q4FY2019 vs FY2020 vs FY2019 Segment: R OCC R OCC R OCC R OCC Vistaprint 44% 32% (2)% (10)% 8% 1% (4)% (9)% PrintBrothers 46% 34% (10)% (20)% 1% (7)% (5)% (14)% The Print Group 56% 43% (17)% (23)% —% (7)% (15)% (19)% National Pen 109% 103% (1)% (3)% 5% 2% (10)% (12)% All Other Businesses 16% 13% 16% 19% 11% 12% 41% 18% Total 49% 38% (5)% (11)% 4% (1)% (6)% (11)% In Q4 FY2021 we saw continued signs of recovery in revenue, most notably in the month of June, due to increased economic activity and strong execution. Demand for categories like marketing materials and promotional products that had been depressed during periods of local pandemic restrictions showed increased demand including in Europe as those markets started to open up throughout Q4. We have not yet seen a full recovery of larger-scale events that drive a portion of upload and print and National Pen revenue, although there's an indication of positive trends. Pandemic-related products such as face masks were about 1% of revenue in Q4 FY2021 versus about 6% in Q4 FY2020. For the full year, these products were about 4% of revenue in FY2021. Q4 FY2021 GAAP operating income improved by $12.3 million year over year to $9.0 million, versus a $3.3 million loss in the year ago period. Gross profit increased $101.9 million from higher revenue partially offset by a $51.8 million increase in advertising spend (see details below), increased hiring primarily in Vistaprint and the addition of 99designs' cost base. Given the significant cost savings measures put in place in the year-ago period there are a number of other differences in the comparison. We have maintained the permanent cost savings from actions previously described and taken in the year-ago period. Additionally we recognized another approximately $2 million of year-over-year savings in Q4 primarily from reductions to our real estate footprint, and restructuring costs in operating income decreased $8.6 million. On the negative side, there is the non-recurrence of the expense benefits of temporary actions taken in the year-ago period, such as a temporary elimination of 401K matching, a requirement to use accrued vacation days and a year-over- year reduction in COVID-19-related government incentives of $10.7 million. (continued on next page) 2-Year Stacked Reported Revenue Growth 19% 13% 7% 1% 13% (6)% (29)% (5)% (13)% 12% 5% 8% 4% 7% 8% (1)% (10)% (36)% 7% 8% (1)% (10)% (36)% (7)% (4)% (3)% 49% Earlier period Later period Q4'1 8+ Q 4'1 9 Q1'1 9+ Q 1'2 0 Q2'1 9+ Q 2'2 0 Q3'1 9+ Q 3'2 0 Q4'1 9+ Q 4'2 0 Q1'2 0+ Q 1'2 1 Q2'2 0+ Q 2'2 1 Q3'2 0+ Q 3'2 1 Q4'2 0+ Q 4'2 1 2-Year Stacked Organic Constant- Currency Revenue Growth 16% 12% 6% 2% (6)% (31)% (6)% (9)% (19)% 11% 8% 6% 3% 5% 4% —% (9)% (36)% 5% 4% —% (9)% (36)% (10)% (9)% (10)% 38% Earlier period Later period Q4'1 8+ Q 4'1 9 Q1'1 9+ Q 1'2 0 Q2'1 9+ Q 2'2 0 Q3'1 9+ Q 3'2 0 Q4'1 9+ Q 4'2 0 Q1'2 0+ Q 1'2 1 Q2'2 0+ Q 2'2 1 Q3'2 0+ Q 3'2 1 Q4'2 0+ Q 4'2 1 GAAP Operating Income (Loss) ($M) & Margin (%) (Quarterly) $49 $25 $122 $(88) $(3) $36 $94 $(16) $97% 4% 15% (15)% (1)% 6% 12% (3)% 1% Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Please see non-GAAP reconciliations at the end of this document. Page 9 of 45

INCOME STATEMENT HIGHLIGHTS (CONTINUED)

For FY2021, **GAAP operating income** increased $67.5 million to $123.5 million. This was mostly driven by the non-recurrence of a $100.8 million goodwill impairment in FY2020 and $11.9 million lower restructuring charges in FY2021, as well as many of the Q4 FY2021 benefits and increased investments mentioned above.

Adjusted EBITDA for Q4 FY2021 was $62.2 million, down 3% from Q4 FY2020 and, for the full year, down 13% to $349.1 million. In addition to most of the positive and negative influences described in operating income above, the net impact of year-over-year currency movements unfavorably influenced adjusted EBITDA by $5.7 million in Q4 and $14.6 million for the full year. Adjusted EBITDA was also negatively impacted by the non-recurrence of a salary restructuring program we implemented for Q4 FY2020, by which a portion of many team members' cash salary was replaced by restricted share units, resulting in a $9 million benefit to adjusted EBITDA in the year-ago period.

GAAP net (loss) per diluted share for the fourth quarter was $(2.31), versus $(1.62) in the same quarter a year ago, as a result of a $48.3 million loss on the early extinguishment of the debt we took on in May 2020 and redeemed in May 2021, partially offset by the operating income improvement described above. For the full year, GAAP net (loss) income per diluted share was $(2.99), versus $3.00, significantly impacted by the non-recurrence of an FY2020 tax benefit, increased interest expense and negative year-over-year realized and unrealized currency impacts in other income (expense), net (details on page 26).

Gross profit (revenue minus the cost of revenue) increased year over year by $101.9 million in the fourth quarter, due to materially higher revenue and improved product mix with increased demand in categories such as marketing materials and business cards and lower contribution from COVID-related products. Government wage incentives recognized in cost of revenue were $3.0 million in Q4 FY2021 versus $11.6 million in Q4 FY2020. Additionally, Q4 FY2021 gross profit was negatively impacted by a $3.8 million write-down of pandemic-related inventory reserves. For the full year, **gross profit** increased $43.6 million. Government wage incentives recognized in cost of revenue were $10.9 million in FY2021 versus $11.6 million in FY2020. Full year FY2021 gross profit was impacted by a $12.2 million write-down of pandemic-related inventory. Currency had a positive impact on gross profit for the quarter and year.

Gross margin (revenue minus the cost of revenue expressed as a percent of revenue) in the fourth quarter was 48.6%, down 20 bps compared to Q4 FY2020. For the full year, gross margin declined by 50 bps to 49.2%.

(continued on next page)



Adjusted EBITDA ($M) & Margin (%) (Quarterly)
$117
17%
$80
13%
$186
23%
$71
12%
$64
15%
$88
15%
$143
18%
$55
10%
$62
10%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21



GAAP Operating Income & Adj. EBITDA ($M) (TTM)
TTM OI
TTM Adj EBITDA
$164
$387
$195
$424
$226
$471
$109
$453
$56
$400
$67
$409
$39
$367
$111
$351
$124
$349
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21



Gross Profit ($M) & Gross Margin (%)
Gross Profit
Gross Margin %
$330
$308
$426
$288
$210
$288
$400
$277
$311
48.9%
48.6%
52.0%
48.2%
48.8%
49.0%
50.9%
47.8%
48.6%
Q4FY19
Q1FY20
Q2FY20
Q3 FY20
Q4 FY20
Q1 FY21
Q2 FY21
Q3 FY21
Q4 FY21

Please see non-GAAP reconciliations at the end of this document.

Page 10 of 45

INCOME STATEMENT HIGHLIGHTS (CONTINUED) Contribution profit (revenue minus the cost of revenue, advertising and payment processing) increased year over year by $46.5 million in the fourth quarter. Increased gross profit was partially offset by an increase in advertising spend, from $35.6 million in Q4 FY2020 to $87.5 million in Q4 FY2021. In the year-ago period we had paused all upper-funnel spend, pulled back performance advertising channels to first-order payback and there was generally a lower cost of advertising inventory. For the full year, contribution profit increased year over year by $7.3 million. Currency movements benefited contribution profit for the quarter and the year. Contribution margin (revenue minus the cost of revenue, the cost of advertising and payment processing, expressed as a percent of revenue) in the fourth quarter was 33.1%, down from 38.6% in the same quarter a year ago, mostly driven by increased ad spend and the mix impact of our 99designs acquisition. For the full year, contribution margin decreased 120 basis points to 34.6%. Advertising as a percent of revenue increased year over year for the fourth quarter from 8.3% to 13.6%, for the reasons described above as well as investment in upper funnel advertising in Vistaprint. For the full year, advertising as a percent of revenue increased 70 basis points to 12.9%. Contribution Profit ($M) & Contribution Margin (%) $239 $205 $317 $201 $166 $208 $286 $189 $212 35.4% 32.3% 38.6% 33.7% 38.6% 35.5% 36.4% 32.6% 33.1% Contribution Profit Contribution Margin % Q4FY19 Q1FY20 Q2FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Please see non-GAAP reconciliations at the end of this document. Page 11 of 45

CASH FLOW

We generated $46.3 million of **cash from operations** in Q4 FY2021, compared with $54.4 million in the year-ago period. In addition to the $1.6 million decrease to adjusted EBITDA described on page 10, cash interest payments increased by $20.5 million, and cash taxes increased by $11.0 million. This was offset by working capital favorability. While we did see benefits in the year-ago period from partnering with suppliers to delay payments and taking advantage of opportunities to delay certain indirect tax payments, our net working capital inflows were higher in Q4 FY2021 due to the inherent benefits of our negative working capital cycle as revenue demand has filled in year over year. For the full year, **cash from operations** decreased $73.2 million due to the $50.7 million decline in adjusted EBITDA, a $44.1 million increase in cash interest payments and a $14.4 million increase in cash taxes. These were offset by $33.3 million of improved working capital inflows as volumes increased in the fourth quarter.

Adjusted free cash flow was $14.9 million in the fourth quarter of FY2021 compared to $34.4 million in the same period a year ago. Adjusted free cash flow decreased as a result of similar factors as our operating cash flow, as well as a $7.4 million increase in capitalized software spend, primarily driven by third-party customer experience and new platform development work in Vistaprint and a $4.0 million year-over-year increase in capital expenditures, primarily in Vistaprint and The Print Group. For FY2021, **adjusted free cash flow** decreased by $78.2 million, in line with the operating cash flow trend described above. Additionally, for the full year a $16.9 million increase in capitalized software spend in FY2021 was partially offset by a $11.9 million decrease in capital expenditures.

Internally, an important annual performance metric is **unlevered free cash flow**, which we define as adjusted free cash flow plus cash interest expense related to borrowing. The top two charts at the right illustrate these components on a quarterly and trailing-twelve-month basis.

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (Quarterly)



FCF
Interest
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

	Q419	Q120	Q220	Q320	Q420	Q121	Q221	Q321	Q421
Adj. FCF	$82	$36	$177	($4)	$34	$82	$130	($62)	$15
Interest	$22	$9	$24	$9	$30	$9	$49	$8	$51

Adjusted Free Cash Flow & Cash Interest Related to Borrowing ($M) (TTM)



FCF
Interest
$57
$212
$60
$258
$64
$281
$65
$292
$73
$244
$73
$290
$98
$243
$96
$185
$117
$166
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Please see non-GAAP reconciliations at the end of this document.

Page 12 of 45

CASH FLOW (CONTINUED)


Cash Flow from Operations ($M)
(Quarterly)
$109
$63
$202
$19
$54
$106
$150
$(37)
$46
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Cash Flow from Operations ($M)
(TTM)
$331
$372
$391
$393
$338
$381
$330
$273
$265
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Certain Cash Payments Impacting
Cash Flow from Operations ($M)*
(Quarterly)
Cash Restructuring
Cash Interest Related to Borrowing
$23
$22
$1
$11
$9
$2
$24
$24
$—
$11
$9
$2
$34
$30
$4
$12
$9
$3
$50
$49
$1
$8
$8
$—
$53
$51
$2
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Certain Cash Payments Impacting
Cash Flow from Operations ($M)*
(TTM)
Cash Restructuring
Cash Interest Related to Borrowing
$63
$57
$6
$67
$60
$7
$71
$64
$7
$71
$65
$6
$82
$73
$9
$82
$73
$9
$108
$98
$10
$104
$96
$8
$124
$117
$7
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(Quarterly)
Capital Expenditures
Capitalized Software
$27
$14
$13
$26
$12
$14
$25
$11
$14
$23
$12
$11
$20
$8
$12
$23
$15
$8
$20
$12
$8
$25
$19
$6
$31
$16
$16
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Capital Expenditures & Capitalization of
Software & Website Development Costs
($M)
(TTM)
Capital Expenditures
Capitalized Software
$120
$49
$71
$114
$50
$64
$110
$50
$60
$101
$50
$51
$94
$44
$50
$91
$46
$45
$86
$47
$39
$88
$53
$35
$100
$61
$39
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

** Cash restructuring and cash interest related to borrowing impact both cash flow from operations and adjusted free cash flow.*

Please see non-GAAP reconciliations at the end of this document.

Page 13 of 45

DEBT & SHARE REPURCHASES As of June 30, 2021, our total debt net of issuance costs, was $1,742.4 million. Net debt, excluding issuance costs, other debt discounts and premiums and net of cash, cash equivalents and current and non-current marketable securities, was $1,378.9 million, up from $1,347.8 million as of March 31, 2021. As previously disclosed, during Q4 FY2021, we amended and restated our senior secured credit agreement, which resulted in borrowings under a Term Loan B that we used to redeem in full our 12% Senior Secured Notes due 2026 and to repay all outstanding borrowings under our previous credit facility. While this transaction increased our total debt, it was approximately neutral to our net debt and our primary source of liquidity is now cash, cash equivalents and marketable securities held on the balance sheet. We expect interest expense to decrease next fiscal year due to the refinancing. With the new Term Loan B and related changes to our senior secured credit facility, we now look at net leverage instead of gross leverage given the significant difference in the amount of liquid assets we now have on our balance sheet. The calculation of our debt-covenant-defined leverage ratio (net debt to trailing-twelve-month EBITDA) uses definitions of both debt and EBITDA that differ from the corresponding figures reported in this document. Our consolidated net leverage ratio as calculated per our credit agreement was 3.72 as of June 30, 2021, a slight decrease from 3.77 as of March 31, 2021. We did not repurchase any shares during Q4 FY2021 or the full fiscal year. Consolidated Net Leverage Ratio* 2.72 2.96 2.97 2.92 3.53 3.32 3.33 3.77 3.72 Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 *Consolidated Leverage Ratio as calculated per our credit agreement definitions. Cash, Equivalents and Marketable Securities ($M) $35 $31 $37 $228 $45 $40 $37 $36 $386 $183 $152 $51 Cash and equivalents Marketable securities (current) Marketable securities (non-current) Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Interest Expense Related to Borrowing ($M)* (Income Statement View) $14 $15 $16 $17 $28 $31 $30 $29 $29 $48 Interest epense related to borrowing Loss on early extinguishment of debt Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 *Excludes interest expense associated with our Waltham, Massachusetts lease as well as investment consideration Share Repurchases ($M) $29 $232 $305 $90 $— $— $— $— $— Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Please see non-GAAP reconciliations at the end of this document. Page 14 of 45

SEGMENT RESULTS

VISTAPRINT

Vistaprint's Q4 FY2021 revenue was up 44% year over year on a reported basis and grew 32% on an organic constant-currency basis. Performance in North America and Australia was stronger than Europe for the fourth quarter, although Europe improved meaningfully in June as restrictions in those markets diminished. For FY2021, revenue growth was 8% on a reported basis and 1% on an organic constant-currency basis. As expected, as vaccinations have increased, revenue related to face masks declined significantly year over year (1% of Vistaprint revenue in Q4 FY21 vs 6% in Q4 FY2020).

When comparing to the same periods in FY2019 (pre-pandemic), revenue was 10% lower in Q4 and 9% lower for the full fiscal year on an organic constant-currency basis. Trends improved in June with increased contribution from Europe and these trends have continued in July although we anticipate volatility on the path to a full reopening. Our per-customer economics have improved relative to FY2019, though our new and repeat customer count remain impacted by the pandemic.

Vistaprint segment EBITDA declined year over year by $8.5 million in Q4 FY2021 and $41.6 million in FY2021. Q4 gross profit and contribution profit were higher year over year as the profit increase of additional revenue was only partially offset by increased advertising spend. Advertising spend as a percent of revenue increased year over year from 7.7% in the prior-year quarter to 17.0% in Q4 FY2021. In Q4 FY2020, at the height of pandemic uncertainty we had pulled back advertising spend to first-order payback and eliminated all upper-funnel spend. As our confidence in the recovery improved throughout FY2021, we expanded payback thresholds and we layered on upper-funnel advertising and partnership investments, which were the drivers of the increased advertising spend as a percentage of revenue in Q4 FY2021. For the full year, advertising spend as a percent of revenue increased from 13.3% in FY2020 to 14.3% in FY2021. Other operating expenses grew year over year for both Q4 and the full year due to the addition of 99designs and continued increased investment in hiring particularly in the second half of the fiscal year. This was partially offset by year-over-year cost reductions including lower office-related costs as we reduced our office footprint in our move to a remote-first work approach. The 99designs acquisition was neutral to segment EBITDA, and therefore a drag on segment EBITDA margin.

(continued on next page)


Revenue ($M) & Reported Revenue Growth Quarterly
$360
(2)%
$343
(1)%
(2)%
$316
(12)%
$245
(32)%
$329
(4)%
1%
$327
4%
$352
44%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Organic Constant-Currency Revenue Growth Quarterly
—%
1%
(2)%
(11)%
(31)%
(5)%
(6)%
(5)%
32%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Annual Revenue ($M) & Revenue Growth (Decline)
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$1,499
11%
9%
$1,508
1%
3%
$1,337
(10)%
(11)%
$1,445
8%
1%
FY2018
FY2019
FY2020
FY2021


2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
—%
(31)%
(31)%
1%
(5)%
(4)%
(2)%
(6)%
(8)%
(11)%
(5)%
(16)%
1%
32%
(31)%
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21

Please see non-GAAP reconciliations at the end of this document.

Page 15 of 45

VISTAPRINT (CONTINUED) Vistaprint continues to progress on the multi-year project to rebuild its technology infrastructure. To date, we have launched new sites in eight countries (including the UK in Q4 FY2021), constantly iterating and improving capabilities on the site along with new processes to improve customer experience. Customer satisfaction scores will continue to guide our launch timeline and we expect we will launch in at least one more larger market prior to our holiday peak season during which we will take a hiatus from launch activities before resuming in Q3 FY22 when we now expect to launch in the U.S., with remaining countries migrated by approximately June or July 2022. We continue to hire the user experience, design, and data talent that we need to leverage the new technology platform in ways that will transform, over time, the way customers interact with Vistaprint. Each launch unlocks the ability to introduce new products, integrate a broader spectrum of design capabilities, and personalize the customer experience in a way that our existing platform could not. We expect these new capabilities and experiences to have a growing impact throughout FY2022. Segment EBITDA ($M) & Segment EBITDA Margin Quarterly $94 $87 $139 $74 $66 $90 $112 $64 $58 26% 25% 32% 23% 27% 27% 26% 20% 16% Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Segment EBITDA ($M) & Segment EBITDA Margin* Annual $350 $366 $325 23% 27% 22% FY2019 FY2020 FY2021 Vistaprint Advertising ($M) & as % of Revenue $54 $53 $61 $45 $19 $35 $67 $45 $60 15% 15% 14% 14% 8% 11% 15% 14% 17% Q4FY19 Q1FY20 Q2FY20 Q3 FY20 Q4 FY20 Q1 FY21 Q2 FY21 Q3 FY21 Q4 FY21 Please see non-GAAP reconciliations at the end of this document. Page 16 of 45

UPLOAD AND PRINT

Financial results for PrintBrothers and The Print Group are presented on page 5 of this document, as well as on the next page.

Combined upload and print revenue (i.e., the combination of revenue for PrintBrothers and The Print Group, adjusted to exclude inter-segment revenue when conducted between businesses in these segments) in Q4 FY2021 grew year over year by 50% at reported currency rates, or 37% on an organic constant-currency basis, as Q4 FY2020 was a full quarter that was severely impacted by the pandemic, paired with positive results in the latter half of Q4 FY2021 as pandemic restrictions in much of Europe were lifted or substantially reduced. For FY2021, revenue was flat year over year at reported currency rates and declined 7% on an organic constant-currency basis.

When comparing to the same periods in FY2019 (pre-pandemic), revenue was 13% lower in Q4 and 10% lower in the full fiscal year. June 2021 was the strongest month for our upload and print revenue since the pandemic began including improving demand for marketing materials, and these positive trends have continued in July.

Combined upload and print EBITDA (i.e., the combination of segment EBITDA for PrintBrothers and The Print Group) increased year over year by 72%, or $8.9 million, in Q4 FY2021, driven by the profit impact of higher revenue, continued introduction of new products and improved efficiencies as each group better leverages its combined capabilities. For the full year, combined upload and print EBITDA declined $4.7 million due to the full-year impact of the pandemic on revenue. Note that PrintBrothers has already returned to pre-pandemic profitability, with FY2021 segment EBITDA and margin in line with FY2019 results.

We continue to invest in key areas within our upload and print businesses to ensure they work more closely together to exploit scale advantages and improve their cost competitiveness. These businesses also continue to adopt and invest in technologies that are part of our mass customization platform, which we believe over the long term will further improve customer value and the efficiency of each business.

WHAT BUSINESSES ARE IN THESE SEGMENTS?

PRINTBROTHERS:

WirmachenDruck.de | druck.at | Drukwerkdeal

THE PRINT GROUP:

pixartprinting | exaprint | TRADEPRINT.CO.UK | easyflyer

Please see non-GAAP reconciliations at the end of this document. Page 17 of 45

PRINTBROTHERS REVENUE:

Revenue ($M) & Reported Revenue Growth Quarterly



$117 $109 $127 $109 $73 $100 $122 $94 $106
8% 8% 9% —% (38)% (8)% (4)% (14)% 46%
Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21

Organic Constant-Currency Revenue Growth Quarterly



15% 13% 8% —% (39)% (15)% (11)% (21)% 34%
Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21

Revenue ($M) & Revenue Growth Annual



Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$411 $444 $418 $422
29% 18% 8% 13% (5)% (6)% 1% (7)%
FY2018 FY2019 FY2020 FY2021

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
15% (39)% (24)%
13% (15)% (2)%
8% (11)% (3)%
—% (21)% (21)%
34% (39)% (5)%
Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Q3'20+ Q3'21 Q4'20+ Q4'21

THE PRINT GROUP REVENUE:

Revenue ($M) & Reported Revenue Growth Quarterly



0
$88 $72 $88 $69 $47 $66 $76 $60 $73
3% 2% —% (13)% (47)% (8)% (13)% (13)% 56%
Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21

Organic Constant-Currency Revenue Growth Quarterly



9% 7% 3% (10)% (46)% (12)% (19)% (20)% 43%
Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21

Revenue ($M) & Revenue Growth Annual



Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$320 $326 $275 $276
19% 9% 2% 6% (13)% (16)% —% (7)%
FY2018 FY2019 FY2020 FY2021

2-Year Stacked Organic Constant-Currency Revenue Growth



Earlier period
Later period
9% (46)% (37)%
7% (12)% (5)%
3% (19)% (16)%
(10)% (20)% (30)%
43% (46)% (3)%
Q4'19+ Q4'20 Q1'20+ Q1'21 Q2'20+ Q2'21 Q3'20+ Q3'21 Q4'20+ Q4'21

Please see non-GAAP reconciliations at the end of this document.

Page 18 of 45

PRINTBROTHERS SEGMENT EBITDA:


Segment EBITDA ($M) & Segment EBITDA Margin
Quarterly
$13
11%
Q4FY19
$11
10%
Q1FY20
$16
13%
Q2FY20
$9
8%
Q3FY20
$3
5%
Q4FY20
$10
10%
Q1FY21
$16
14%
Q2FY21
$8
8%
Q3FY21
$9
9%
Q4FY21


Segment EBITDA ($M) & Segment EBITDA Margin
Annual
$41
10%
FY2018
$43
10%
FY2019
$39
9%
FY2020
$43
10%
FY2021

THE PRINT GROUP SEGMENT EBITDA:


Segment EBITDA ($M) & Segment EBITDA Margin
Quarterly
$20
23%
Q4FY19
$14
19%
Q1FY20
$18
21%
Q2FY20
$11
16%
Q3FY20
$9
19%
Q4FY20
$12
18%
Q1FY21
$13
16%
Q2FY21
$6
11%
Q3FY21
$12
16%
Q4FY21


Segment EBITDA ($M) & Segment EBITDA Margin
Annual
$64
20%
FY2018
$64
20%
FY2019
$52
19%
FY2020
$43
16%
FY2021

Please see non-GAAP reconciliations at the end of this document.

Page 19 of 45

NATIONAL PEN

National Pen's Q4 FY2021 revenue grew 109% on a reported basis and 103% on an organic constant-currency basis. The business has seen improvements in results due to businesses reopening and a return of in-person events in some markets. For FY2021, revenue grew 5% on a reported basis and 2% in constant currencies.

When comparing to the same periods in FY2019 (pre-pandemic), revenue was 1% lower in Q4 and 10% lower in the full fiscal year. Revenue trends improved in the fourth quarter and have continued in the month of July.

Segment EBITDA increased year over year by $16.3 million in Q4 FY2021. In addition to improvements in revenue this quarter, the business saw an uplift to gross profit driven by a more normalized mix of products and decline in lower-margin pandemic-related products, as well as lower operating expense from permanent cost reductions made last year. For the full year, segment EBITDA increased by $4.0 million, despite $8.0 million of pandemic-related inventory write downs through the year.

We continue to make investments in National Pen's e-commerce and other technology capabilities, based on the capabilities of the mass customization platform. As more markets are covered by the new e-commerce platform, National Pen is improving its growth prospects.


Revenue ($M) & Reported Revenue Growth
Quarterly
$70
6%
$70
6%
$128
(4)%
$68
(14)%
$33
(53)%
$68
(4)%
$115
(10)%
$62
(9)%
$69
109%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Organic Constant-Currency Revenue Growth
Quarterly
8%
8%
(3)%
(13)%
(53)%
(5)%
(13)%
(12)%
103%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Revenue ($M) & Revenue Growth
Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$333
$348
7%
5%
$299
(13)%
(14)%
$314
5%
2%
FY2018
FY2019
FY2020
FY2021

Please see non-GAAP reconciliations at the end of this document.

Page 20 of 45

NATIONAL PEN (CONT.)


2-Year Stacked Organic Constant-Currency Revenue Growth
Earlier period
Later period
8%
(53)%
(45)%
3%
8%
(5)%
(3)%
(13)%
(16)%
(13)%
(12)%
(25)%
50%
103%
(53)%
Q4'19+ Q4'20
Q1'20+ Q1'21
Q2'20+ Q2'21
Q3'20+ Q3'21
Q4'20+ Q4'21


Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin Quarterly
$7
10%
(14)%
$(10)
$28
22%
(2)%
$(1)
(29)%
$(9)
(16)%
$(11)
$19
16%
(5)%
$(3)
$7
10%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21


Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin Annual
$29
9%
$17
5%
$8
3%
$12
4%
FY2018
FY2019
FY2020
FY2021

Please see non-GAAP reconciliations at the end of this document.

Page 21 of 45

ALL OTHER BUSINESSES

This segment delivered increased revenue and EBITDA during Q4 FY2021 and FY2021 compared to the prior year, mostly driven by strong performance from BuildASign, whose home décor and consumer signage products continued to generate strong results. BuildASign also benefited year over year from new product introduction, as well as a small tuck-in acquisition completed during the fourth quarter. Organic constant-currency revenue grew year over year in Q4 and the full year FY2021 for our Printi business in Brazil, and declined slightly in our YSD business in China.

Q4 FY2021 segment EBITDA declined year over year by $3.0 million, primarily driven by increased advertising spend in BuildASign, as we had pulled back on advertising spend in the year-ago period and the cost of performance advertising inventory has increased from its pandemic low point last year. Segment EBITDA margin declined year over year from 21% last year to 12% in Q4 FY2021. For the full year, segment EBITDA improved by $14.2 million and segment EBITDA margin improved to 17% compared to 10% in FY2020, the result of profit growth in BuildASign and a reduction in losses in Printi and YSD. Over the two-year period since FY2019, segment EBITDA has improved by $38.0 million as a result of BuildASign growth, reduced losses in Printi, and the FY2020 divestiture of VIDA.



Revenue ($M) & Reported Revenue Growth* Quarterly
Revenue
Reported Revenue Growth
$42
500%
$42
448%
$50
3%
$39
3%
$43
1%
$43
3%
$55
11%
$44
12%
$49
16%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Reported revenue growth from Q2FY2019 through Q1FY2020 benefits from the timing of the BuildASign acquisition on October 1, 2018.



Organic Constant-Currency Revenue Growth Quarterly
—%
(4)%
4%
5%
4%
6%
14%
15%
13%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

BUSINESSES IN THIS REPORTABLE SEGMENT:

With the exception of BuildASign, which is a larger and profitable business, the All Other Businesses segment consists of two early-stage businesses that we continue to manage at a relatively modest operating loss as previously described and planned. We expect fluctuations in growth as each of their business models evolve in function of customer feedback, testing, and entrepreneurial pivoting.

BuildASign is an e-commerce provider of canvas-print wall décor, business signage and other large-format printed products, based in Austin, Texas. In Q4 FY21, we closed a small acquisition under BuildASign in a new product category.

Printi, the online printing leader in Brazil, offers a superior customer experience with transparent and attractive pricing, reliable service and quality.

YSD is a startup business in China that provides end-to-end mass customization software solutions to brands and IP owners, supporting multiple channels including retail stores, websites, WeChat and e-commerce platforms to enhance brand awareness and competitiveness, and develop new markets.



Revenue ($M) & Revenue Growth Annual
Reported Revenue ($M)
Reported Revenue Growth
Organic Constant Currency Revenue Growth
$40
$136
$174
$192
FY2018
FY2019
FY2020
FY2021

	FY2018	FY2019	FY2020	FY2021
Reported Revenue Growth	(57%)	239%	28%	11%
Organic Constant-Currency Revenue Growth	54%	7%	4%	12%

Please see non-GAAP reconciliations at the end of this document.

Page 22 of 45

ALL OTHER BUSINESSES (CONT.)

Segment EBITDA (Loss) ($M) & Segment EBITDA (Loss) Margin Quarterly


$2
4%
$2
4%
$4
7%
$3
8%
$9
21%
$9
20%
$11
19%
$7
15%
$6
12%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Segment EBITDA ($M) & Segment EBITDA Margin Annual


($11)
(26%)
$(6)
(5%)
$17
10%
$32
17%
FY2018
FY2019
FY2020
FY2021

Please see non-GAAP reconciliations at the end of this document.

Page 23 of 45

CENTRAL AND CORPORATE COSTS

Central and corporate costs increased 31% year over year in Q4 FY2021 from $30.0 million to $39.3 million, due to increased unallocated share-based compensation (SBC) expense, and the non-recurrence of temporary cost-control measures that were put in place during Q4 FY2020. For FY2021, central and corporate costs decreased by $5.0 million from FY2020.

Excluding unallocated SBC, central and corporate costs were up 24%, or $6.5 million, year over year during the fourth quarter. The lack of temporary cost-control measures from the year-ago period drove a year-over-year increase in corporate costs and investments in our mass customization platform (MCP), and an uplift in demand drove higher central operating costs year over year (for example, third-party cloud storage costs). For the full year, central and corporate costs excluding unallocated SBC decreased $4.7 million as a result of permanent cost savings from a restructuring implemented in the year-ago period as well as a reduction in the footprint of office locations where our team members have moved to a remote-first approach.

Our central technology teams continue to make good progress in developing new MCP technologies and in helping our businesses adopt existing ones. Focus areas continue to be intra-Cimpress wholesale transactions, the adoption of modern e-commerce technologies now being used in Vistaprint, National Pen and multiple Upload and Print businesses, and technologies that are designed to improve customer experience, drive higher conversion rates and automate manual processes.


Central and Corporate Costs ($M)
Quarterly
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
Q4FY19: $32, $3, $5, $15, $9
Q1FY20: $34, $6, $17, $12, $(1)
Q2FY20: $38, $3, $6, $17, $13
Q3FY20: $38, $4, $6, $17, $12
Q4FY20: $30, $1, $5, $14, $10
Q1FY21: $31, $1, $6, $14, $10
Q2FY21: $31, $—, $6, $16, $8
Q3FY21: $34, $1, $6, $14, $12
Q4FY21: $39, $4, $7, $16, $12


Central and Corporate Costs ($M)*
Annual
Corporate Costs
Central Operating Costs
MCP Investment
Unallocated SBC
FY2018: $138, $25, $20, $54, $39
FY2019: $117, $22, $60, $39, ($4)
FY2020: $140, $7, $23, $64, $47
FY2021: $135, $7, $26, $60, $43

Please see non-GAAP reconciliations at the end of this document.

Page 24 of 45

CENTRAL AND CORPORATE COSTS (CONT.)

WHAT ARE CENTRAL AND CORPORATE COSTS?	
Unallocated Share Based Comp	The GAAP accounting value of performance share units (PSUs) across Cimpress, minus what we cross-charge either to our businesses or to the above central cost categories. We cross-charge the cash grant value of a long-term incentive award.
MCP Investment	Software engineering and related costs to expand the functionality of our mass customization platform (MCP).
Central Operating Costs	Our operationally oriented shared-service organizations of (1) global procurement, (2) the technical maintenance and hosting of the MCP, (3) privacy and information security management and (4) the administrative costs of our Cimpress India offices where numerous Cimpress businesses have dedicated business-specific team members. These costs are required to operate our businesses.
Corporate Costs	Corporate activities, including the office of the CEO, the board, directors and officers insurance, treasury, tax, capital allocation, financial consolidation, audit, corporate legal, internal company-wide communications, investor relations and corporate strategy.

Central and Corporate Costs Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)



$29
4%
$34
5%
$36
4%
$35
6%
$29
7%
$30
5%
$30
4%
$33
6%
$36
6%
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

We present this cost category excluding the Unallocated SBC to help our investors see the potential for scale leverage in these central costs without the volatility and accounting complexities of the Unallocated SBC. For avoidance of doubt, we view SBC as a cost, and believe investors should too. As a reminder, we charge our businesses a cost based on the cash value of long-term incentive grants, which excludes some of these accounting complexities, and which is included in each segment's results each period. All numbers are rounded to the nearest million and may not sum to total Central and Corporate Costs when combined with the rounded Unallocated SBC figures in the chart above.

Central and Corporate Costs Excluding Unallocated Share-Based Comp*
($M and as a % of Total Revenue)



$113
4%
$121
4%
$133
5%
$129
5%
FY2018
FY2019
FY2020
FY2021

Please see non-GAAP reconciliations at the end of this document.

Page 25 of 45

CURRENCY IMPACTS

Changes in currency rates positively impacted our year-over-year reported revenue growth rate by about 600 basis points in Q4 FY2021. There are many natural expense offsets in local currencies in our business and, therefore, the net currency impact to our bottom line is less pronounced than it is to revenue. We look at constant-currency growth rates to understand revenue trends in the absence of currency movements.

Our most significant net currency exposures by volume are the Euro and the British Pound. We enter into currency derivative contracts to hedge the risk for certain currencies where we have a net adjusted EBITDA exposure. We hedge our adjusted EBITDA exposures because a slightly different but similar EBITDA measure is the primary metric normally used in our debt covenants. We do not apply hedge accounting to these hedges, which increases the volatility of the gains or losses that are included in our net income from quarter to quarter. Realized and unrealized gains or losses from these hedges are recorded in Other income (expense), net, along with other currency-related gains or losses. The realized gains or losses on our hedging contracts are added to our adjusted EBITDA to show the economic impact of our hedging activities.

Our Other income (expense), net was $4.3 million in Q4 FY2021 and $(11.8) million in FY2021, mainly driven by:

- Realized losses on certain currency hedges were $4.6 million for the fourth quarter and $6.9 million for the full year in FY2021. These realized losses affect our net income, adjusted EBITDA, and adjusted free cash flow. They are not allocated to segment-level EBITDA.
- Unrealized gains of approximately $8.9 million in Q4 and unrealized losses of $4.9 million in FY2021 were primarily related to gains and losses on ineffective interest rate swaps and the revaluation of currency derivatives, and intercompany, cash and debt balances. These are included in our net income but mostly excluded from our adjusted EBITDA.

Overall, for the reasons described above, year-over-year fluctuations in currencies create different impacts on the various financial results you see throughout this document. At the top right of this page is a table describing these directional net currency impacts when compared to the prior-year period.

	Y/Y Impact from Currency*	
Financial Measure	**Q4 FY2021**	**FY2021**
Revenue	Positive	Positive
Operating income	Positive	Positive
Net income	Positive	Positive
Segment EBITDA	Positive	Mixed
Adjusted EBITDA	Negative	Negative
Adjusted free cash flow	Negative	Negative

**Net income includes both realized and unrealized gains or losses from currency hedges and intercompany loan balances. Adjusted EBITDA includes only realized gains or losses from certain currency hedges. Adjusted free cash flow includes realized gains or losses on currency hedges as well as the currency impact of the timing of receivables, payments and other working capital settlements. Revenue, operating income and segment EBITDA do not reflect any impacts from currency hedges or balance sheet translation.*



Other Income (Expense), Net ($M)
$9
$16
$(9)
$23
$(6)
$(9)
$(17)
$10
$4
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21



Realized Gains (Losses) on Certain Currency Derivatives ($M)
$6
$5
$10
$5
$4
$1
$(2)
$(2)
$(5)
Q4FY19
Q1FY20
Q2FY20
Q3FY20
Q4FY20
Q1FY21
Q2FY21
Q3FY21
Q4FY21

Please see non-GAAP reconciliations at the end of this document.

Page 26 of 45

CURRENT OUTLOOK As described at the beginning of this document and also in our annual letter to investors posted today on ir.cimpress.com, we believe the investments and operational improvements we have made over the last two years, including those we have made since the start of the pandemic, bode well for Cimpress in post-pandemic times. We expect our financial results will continue to experience volatility connected to the extent of pandemic-related restrictions but we also have confidence in our ability to return to sustainable revenue growth as we gain momentum from the many investments and improvements throughout Cimpress that you will hear examples of in our upcoming annual investor day. We have now passed the anniversary of the initial permanent fixed cost reductions of over $30 million that we made compared to our pre-pandemic cost base. We do expect to continue to benefit from smaller subsequent cost improvements we have made, primarily in the reduction of our real estate footprint as a result of our move to a remote-first model for many parts of Cimpress. Below is commentary on other profitability and cash flow considerations for fiscal 2022: • In FY2021 we increased advertising spend throughout the year as we pushed out payback thresholds and increased upper funnel spend in Vistaprint. While absolute spend increased throughout FY2021, we continue to see improved efficiency of performance spend and will remain focused in this area. In FY2022 we’ll have a full year with payback thresholds at similar levels to those used in the second half of FY2021 and we expect upper-funnel spend in Vistaprint to increase year over year. On a consolidated basis we expect advertising spend as a percentage of revenue to increase but still remain below FY2019 levels. • As described in our annual letter to investors, we expect to significantly increase organic growth investment in FY2022. The vast majority of the increased organic growth investment will be in Vistaprint and related to hiring, including the annualized impact of the hiring completed in the second half of FY2021. We will balance the pace of incremental growth investment with the progress we are seeing in the pandemic recovery and also the results we are seeing from recent investments. • Changes in currency rates had an unfavorable impact on adjusted EBITDA of $14.6 million in FY2021 compared to FY2020. We expect the year-over-year impact of currency in FY2022 to be slightly positive to adjusted EBITDA based on our average hedged rates. • In FY2021 we had significant inflows from working capital as volumes increased relative to the heightened pandemic impact in Q4 FY2020. We are past the material unnatural working capital impacts from liquidity preservation actions such as delayed supplier payments in response to the pandemic. In FY2022 we expect inflows from working capital that are more consistent with pre-pandemic patterns, although still subject to overall recovery trends. • There are many factors that impact our cash taxes but we expect a modest increase in cash taxes in FY2022 as we did receive refunds in FY2021 that will not repeat. • We expect cash interest costs to decrease approximately $20 million in FY2022 compared to FY2021 as a result of the capital structure changes we executed in May 2021. • Lastly, we expect to see a year-over-year increase in capital expenditures in FY2022 driven mostly by growth investment including for new product introduction and production innovation. As a percentage of revenue, we expect capital expenditures to be slightly higher than where we were just before the pandemic in the range of 3% of consolidated revenue. Finally, our net leverage throughout the pandemic ranged between 3.3x and 3.8x trailing-twelve month EBITDA. Our new capital structure allows for temporary increases in net leverage and we do expect net leverage to tick up in Q1 FY2022 as we pass the anniversary of an expansion of adjusted EBITDA last year, which was helped by significant temporary cost reductions and government incentives, and we have increased organic growth investment since then. However, our financial policy remains unchanged and we expect to de-lever in FY2023 or sooner. Please see non-GAAP reconciliations at the end of this document. Page 27 of 45

CIMPRESS PLC CONSOLIDATED BALANCE SHEETS (unaudited in thousands, except share and per share data) June 30, 2021 June 30, 2020 Assets Current assets: Cash and cash equivalents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 183,023 $ 45,021 Marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 152,248 — Accounts receivable, net of allowances of $9,404 and $9,651, respectively . . . . . . . . . . . . . . . . . 50,679 34,596 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70,044 80,179 Prepaid expenses and other current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 72,504 88,608 Total current assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 528,498 248,404 Property, plant and equipment, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 328,679 338,659 Operating lease assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87,626 156,258 Software and website development costs, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 87,690 71,465 Deferred tax assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 149,618 143,496 Goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 726,979 621,904 Intangible assets, net . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 186,744 209,228 Marketable securities, non-current 50,713 — Other assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 35,951 25,592 Total assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,182,498 $ 1,815,006 Liabilities, noncontrolling interests and shareholders’ deficit Current liabilities: Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 199,831 $ 163,891 Accrued expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 247,513 210,764 Deferred revenue . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 50,868 39,130 Short-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 9,895 17,933 Operating lease liabilities, current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 26,551 41,772 Other current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 103,515 13,268 Total current liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 638,173 486,758 Deferred tax liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 27,433 33,811 Long-term debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,732,511 1,415,657 Operating lease liabilities, non-current . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 66,222 128,963 Other liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 96,410 88,187 Total liabilities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,560,749 2,153,376 Redeemable noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71,120 69,106 Shareholders’ deficit: Ordinary shares, nominal value €0.01 per share, 100,000,000 shares authorized; 44,080,627 shares issued; 26,035,910 and 25,885,675 shares outstanding, respectively . . . . . . . . . . . . . . . . 615 615 Deferred ordinary shares, nominal value €1.00 per share, 25,000 shares authorized, issued and outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 28 28 Treasury shares, at cost,18,044,717 and 18,194,952 shares, respectively . . . . . . . . . . . . . . . . . . (1,368,595) (1,376,496) Additional paid-in capital . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 459,904 438,616 Retained earnings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 537,677 618,437 Accumulated other comprehensive loss . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (79,000) (88,676) Total shareholders’ deficit attributable to Cimpress plc . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (449,371) (407,476) Total liabilities, noncontrolling interests and shareholders’ deficit . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ 2,182,498 $ 1,815,006 Page 28 of 45

CIMPRESS PLC
CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited in thousands, except share and per share data)

	Three Months Ended June 30,		Year Ended June 30,	
	2021	2020	2021	2020
Revenue	$641,017	$429,106	$2,592,513	$2,481,358
Cost of revenue (1)	329,596	219,590	1,316,441	1,248,871
Technology and development expense (1)	66,963	57,965	253,060	253,252
Marketing and selling expense (1)	173,447	90,985	648,391	574,041
General and administrative expense (1)(3)	48,503	42,373	195,652	183,054
Amortization of acquired intangible assets	13,554	12,925	53,818	51,786
Restructuring expense (1)	(73)	8,537	1,641	13,543
Impairment of goodwill (2)	—	—	—	100,842
Income (loss) from operations	9,027	(3,269)	123,510	55,969
Other income (expense), net	4,332	(6,297)	(11,835)	22,874
Interest expense, net	(29,709)	(27,790)	(119,368)	(75,840)
Loss on early extinguishment of debt	(48,343)	—	(48,343)	—
(Loss) income before income taxes	(64,693)	(37,356)	(56,036)	3,003
Income tax (benefit) expense	(4,772)	5,649	18,903	(80,992)
Net (loss) income	(59,921)	(43,005)	(74,939)	83,995
Add: Net (income) loss attributable to noncontrolling interest	(272)	1,000	(2,772)	(630)
Net (loss) income attributable to Cimpress plc	($60,193)	($42,005)	($77,711)	$83,365
Basic net (loss) income per share attributable to Cimpress plc	($2.31)	($1.62)	($2.99)	$3.07
Diluted net (loss) income per share attributable to Cimpress plc	($2.31)	($1.62)	($2.99)	$3.00
Weighted average shares outstanding — basic	26,033,525	25,880,081	25,996,572	27,180,744
Weighted average shares outstanding — diluted	26,033,525	25,880,081	25,996,572	27,773,286

(1) Share-based compensation is allocated as follows:

	Three Months Ended June 30,		Year Ended June 30,	
	2021	2020	2021	2020
Cost of revenue	$ 154	$ 235	$ 387	$ 486
Technology and development expense	3,373	3,212	9,063	9,003
Marketing and selling expense	2,700	2,336	6,947	2,703
General and administrative expense	7,736	5,487	20,637	21,061
Restructuring expense	—	865	—	1,621

(2) For the quarter ended March 31, 2020, we recognized a full goodwill impairment charge for our National Pen and VIDA reporting units, which amounted to $34.4 million and $26.0 million, respectively, as well as a partial goodwill impairment charge for our Exaprint reporting unit of $40.4 million.

(3) General and administrative expense for the quarter ended March 31, 2021 includes lease impairment and abandonment charges for two leased locations totaling $19.9 million.

Page 29 of 45

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (unaudited in thousands) Three Months Ended June 30, Year Ended June 30, 2021 2020 2021 2020 Operating activities Net (loss) income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . $ (59,921) $ (43,005) $ (74,939) $ 83,995 Adjustments to reconcile net (loss) income to net cash provided by operating activities: Depreciation and amortization . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 44,516 41,212 173,212 167,943 Impairment of goodwill . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — 100,842 Share-based compensation expense . . . . . . . . . . . . . . . . . . . . . . . . . . 13,963 12,135 37,034 34,874 Impairment of long-lived assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — 19,882 — Deferred taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (12,797) 3,126 (10,284) (106,864) Loss on early extinguishment of debt . . . . . . . . . . . . . . . . . . . . . . . . . . 48,343 — 48,343 — Unrealized (gain) loss on derivatives not designated as hedging instruments included in net income . . . . . . . . . . . . . . . . . . . . . . . . . . . . (957) 12,335 17,323 7,731 Effect of exchange rate changes on monetary assets and liabilities denominated in non-functional currency . . . . . . . . . . . . . . . . . . . . . . . . (9,815) 225 (7,278) (802) Other non-cash items . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4,892 6,293 7,041 11,229 Changes in operating assets and liabilities: Accounts receivable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (1,823) 12,909 (11,474) 26,659 Inventory . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 11,400 (10,452) 16,382 (18,328) Prepaid expenses and other assets . . . . . . . . . . . . . . . . . . . . . . . . . 2,636 315 (2,606) 11,946 Accounts payable . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 18,777 (23,137) 29,367 (17,547) Accrued expenses and other liabilities . . . . . . . . . . . . . . . . . . . . . . . (12,941) 42,427 23,218 36,766 Net cash provided by operating activities . . . . . . . . . . . . . . . . . . . . . . . . 46,273 54,383 265,221 338,444 Investing activities Purchases of property, plant and equipment . . . . . . . . . . . . . . . . . . . . . . (15,788) (11,829) (38,524) (50,467) Business acquisitions, net of cash acquired . . . . . . . . . . . . . . . . . . . . . . (17,015) — (53,410) (4,272) Capitalization of software and website development costs . . . . . . . . . (15,616) (8,168) (60,937) (43,992) Purchases of marketable securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (203,581) — (203,581) — Proceeds from the sale of subsidiaries, net of transaction costs and cash divested . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — (1,124) — (1,124) Proceeds from the sale of assets . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2,122 11 5,696 1,644 (Payments for) proceeds from settlement of derivatives designated as hedging instruments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (3,291) 2,059 (3,291) 29,791 Other investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (269) 1,556 Net cash used in investing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (253,169) (19,051) (354,316) (66,864) Financing activities Proceeds from borrowings of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 131,631 237,890 665,682 1,281,490 Proceeds from Term Loan B . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1,149,751 — 1,149,751 — Proceeds from issuance of senior notes . . . . . . . . . . . . . . . . . . . . . . . . . — — — 210,500 Proceeds from issuance of second lien notes . . . . . . . . . . . . . . . . . . . . — 271,568 — 271,568 Proceeds from issuance of warrants . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 22,432 — 22,432 Payments of debt . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (603,087) (734,285) (1,242,606) (1,337,334) Payments for early redemption of second lien notes . . . . . . . . . . . . . . . (309,000) — (309,000) — Payments of debt issuance costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (9,502) (17,708) (11,963) (22,570) Payments of purchase consideration included in acquisition-date fair value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (1,205) (358) Payments of withholding taxes in connection with equity awards . . . . (164) (292) (5,757) (41,709) Payments of finance lease obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . (2,514) (1,157) (8,000) (9,511) Purchase of noncontrolling interests . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — (5,063) — Distribution to noncontrolling interest . . . . . . . . . . . . . . . . . . . . . . . . . . . . (148) — (4,747) (3,955) Purchase of ordinary shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — — — (627,056) Page 30 of 45

CIMPRESS PLC CONSOLIDATED STATEMENTS OF CASH FLOWS (CONTINUED) (unaudited in thousands) Three Months Ended June 30, Year Ended June 30, 2021 2020 2021 2020 Proceeds from issuance of ordinary shares . . . . . . . . . . . . . . . . . . . . . . (2,280) — (2,280) 6 Other financing activities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . (374) 53 (684) (1,758) Net cash provided by (used in) financing activities . . . . . . . . . . . . . . . . . 354,313 (221,499) 224,128 (258,255) Effect of exchange rate changes on cash . . . . . . . . . . . . . . . . . . . . . . . . (758) 1,597 2,969 (3,583) Change in cash held for sale . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . — 1,326 — — Net increase (decrease) in cash and cash equivalents . . . . . . . . . . . . . 146,659 (183,244) 138,002 9,742 Cash and cash equivalents at beginning of period . . . . . . . . . . . . . . . . 36,364 228,265 45,021 35,279 Cash and cash equivalents at end of period . . . . . . . . . . . . . . . . . . . . . . $ 183,023 $ 45,021 $ 183,023 $ 45,021 Please see non-GAAP reconciliations at the end of this document. Page 31 of 45

ABOUT NON-GAAP FINANCIAL MEASURES: To supplement Cimpress’ consolidated financial statements presented in accordance with U.S. generally accepted accounting principles, or GAAP, Cimpress has used the following measures defined as non-GAAP financial measures by Securities and Exchange Commission, or SEC, rules: Constant-currency revenue growth, constant-currency revenue growth excluding revenue from acquisitions and divestitures made in the last twelve months, upload and print group revenue growth, constant currency revenue growth and profit, adjusted EBITDA, adjusted free cash flow and trailing- twelve-month return on invested capital: • Constant-currency revenue growth is estimated by translating all non-U.S. dollar denominated revenue generated in the current period using the prior year period’s average exchange rate for each currency to the U.S. dollar. • Constant-currency revenue growth excluding revenue from acquisitions and divestitures made during the past twelve months excludes the impact of currency as defined above. The organic constant-currency growth rate excludes Albumprinter revenue from Q1 FY2017 through Q1 FY2018, Digipri (the part of our Japan business that we previously sold) revenue for Q2 FY2018, VIDA revenue from Q1 FY2019 through Q4 FY2019, BuildASign revenue from Q2 FY2019 through Q1 FY2020, and 99designs for all periods. • Upload and print group revenue growth is the combination of revenue for PrintBrothers and The Print Group in USD, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group constant-currency revenue growth is the combination of revenue for PrintBrothers and The Print Group in constant currencies, adjusted to exclude inter-segment revenue when conducted between businesses in these segments. Upload and print group EBITDA is the combination of segment EBITDA for PrintBrothers and The Print Group. • Adjusted EBITDA is defined as operating income plus depreciation and amortization (excluding depreciation and amortization related to our Waltham, Massachusetts office lease) plus share-based compensation expense plus proceeds from insurance plus earn-out related charges plus certain impairments plus restructuring related charges plus realized gains or losses on currency derivatives less interest expense related to our Waltham, Massachusetts office lease less gain on purchase or sale of subsidiaries. • Adjusted free cash flow is defined as net cash provided by operating activities less purchases of property, plant and equipment, purchases of intangible assets not related to acquisitions, and capitalization of software and website development costs, plus payment of contingent consideration in excess of acquisition-date fair value, plus gains on proceeds from insurance. These non-GAAP financial measures are provided to enhance investors' understanding of our current operating results from the underlying and ongoing business for the same reasons they are used by management. For example, as we have become more acquisitive over recent years we believe excluding the costs related to the purchase of a business (such as amortization of acquired intangible assets, contingent consideration, or impairment of goodwill) provides further insight into the performance of the underlying acquired business in addition to that provided by our GAAP operating income. As another example, as we do not apply hedge accounting for our currency forward contracts, we believe inclusion of realized gains and losses on these contracts that are intended to be matched against operational currency fluctuations provides further insight into our operating performance in addition to that provided by our GAAP operating income. We do not, nor do we suggest that investors should, consider such non-GAAP financial measures in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliations of Non-GAAP Financial Measures” included at the end of this document. The tables have more details on the GAAP financial measures that are most directly comparable to non-GAAP financial measures and the related reconciliation between these financial measures. Page 32 of 45

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Quarterly)

Total Company	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	7 %	8 %	(1)%	(10)%	(36)%	(7)%	(4)%	(3)%	49 %
Currency impact	3 %	2 %	2 %	2 %	1 %	(2)%	(3)%	(4)%	(6)%
Revenue growth in constant currency	10 %	10 %	1 %	(8)%	(35)%	(9)%	(7)%	(7)%	43 %
Impact of TTM acquisitions, divestitures & JVs	(5)%	(6)%	(1)%	(1)%	(1)%	(1)%	(2)%	(3)%	(5)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	5 %	4 %	— %	(9)%	(36)%	(10)%	(9)%	(10)%	38 %

Vistaprint	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	(2)%	(1)%	(2)%	(12)%	(32)%	(4)%	1 %	4 %	44 %
Currency impact	2 %	2 %	— %	1 %	1 %	(1)%	(3)%	(3)%	(5)%
Revenue growth in constant currency	— %	1 %	(2)%	(11)%	(31)%	(5)%	(2)%	1 %	39 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	(4)%	(6)%	(7)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	— %	1 %	(2)%	(11)%	(31)%	(5)%	(6)%	(5)%	32 %

Upload and Print ($M)	Q4FY20	Q4FY21
PrintBrothers reported revenue	$ 72.5	$ 105.9
The Print Group reported revenue	$ 46.7	$ 72.9
Upload and Print inter-segment eliminations	$ (0.3)	$ (0.2)
Total Upload and Print revenue in USD	**$ 118.9**	**$ 178.6**

Upload and Print	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	(8)%	(8)%	(14)%	50 %
Currency impact	(5)%	(6)%	(7)%	(13)%
Revenue growth in constant currency	(13)%	(14)%	(21)%	37 %
Impact of TTM acquisitions	(1)%	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	(14)%	(14)%	(21)%	37 %

PrintBrothers	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	8 %	8 %	9 %	— %	(38)%	(8)%	(4)%	(14)%	46 %
Currency impact	7 %	5 %	3 %	3 %	1 %	(5)%	(7)%	(7)%	(12)%
Revenue growth in constant currency	15 %	13 %	12 %	3 %	(37)%	(13)%	(11)%	(21)%	34 %
Impact of TTM acquisitions	— %	— %	(4)%	(3)%	(2)%	(2)%	— %	— %	— %
Revenue growth in constant currency excl. TTM acquisitions	15 %	13 %	8 %	— %	(39)%	(15)%	(11)%	(21)%	34 %

Values may not sum to total due to rounding.

Page 33 of 45

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Quarterly)

The Print Group	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	3 %	2 %	— %	(13)%	(47)%	(8)%	(13)%	(13)%	56 %
Currency impact	6 %	5 %	3 %	3 %	1 %	(4)%	(6)%	(7)%	(13)%
Revenue growth in constant currency	9 %	7 %	3 %	(10)%	(46)%	(12)%	(19)%	(20)%	43 %

National Pen	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	6 %	6 %	(4)%	(14)%	(53)%	(4)%	(10)%	(9)%	109 %
Currency impact	2 %	2 %	1 %	1 %	— %	(1)%	(3)%	(3)%	(6)%
Revenue growth in constant currency	8 %	8 %	(3)%	(13)%	(53)%	(5)%	(13)%	(12)%	103 %

All Other Businesses	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	500 %	448 %	3 %	3 %	1 %	3 %	11 %	12 %	16 %
Currency impact	9 %	1 %	1 %	2 %	2 %	3 %	3 %	3 %	(1)%
Revenue growth in constant currency	509 %	449 %	4 %	5 %	3 %	6 %	14 %	15 %	15 %
Impact of TTM acquisitions and divestitures	(509)%	(453)%	— %	— %	1 %	— %	— %	— %	(2)%
Revenue growth in constant currency excl. TTM acquisitions & divestitures	— %	(4)%	4 %	5 %	4 %	6 %	14 %	15 %	13 %

CONSTANT-CURRENCY REVENUE GROWTH RATES

(Annual)

Total Company	FY2018	FY2019	FY2020	FY2021
Reported revenue growth	21 %	6 %	(10)%	4 %
Currency impact	(4)%	3 %	1 %	(3)%
Revenue growth in constant currency	17 %	9 %	(9)%	1 %
Impact of TTM acquisitions, divestitures & JVs	(6)%	(4)%	(2)%	(2)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	5 %	(11)%	(1)%

Values may not sum to total due to rounding.

Page 34 of 45

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Annual)

Vistaprint	FY2018	FY2019	FY2020	FY2021
Reported revenue growth	11 %	1 %	(11)%	8 %
Currency impact	(2)%	2 %	1 %	(3)%
Revenue growth in constant currency	9 %	3 %	(10)%	5 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	(4)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	9 %	3 %	(10)%	1 %

Upload and Print ($M)	FY2019	FY2020	FY2021
PrintBrothers reported revenue	$ 444.0	$ 417.9	$ 421.8
The Print Group reported revenue	$ 325.9	$ 275.2	$ 275.5
Upload and Print inter-segment eliminations	$ (1.0)	$ (1.0)	$ (1.3)
Total Upload and Print revenue in USD	**$ 768.9**	**$ 692.1**	**$ 696.0**

Upload and Print revenue growth	(10)%	1 %
Currency Impact	3 %	(8)%
Total Upload and Print revenue in constant currency	(7)%	(7)%

PrintBrothers	FY2018	FY2019	FY2020	FY2021
Reported revenue growth	29 %	8 %	(6)%	1 %
Currency impact	(11)%	5 %	3 %	(7)%
Revenue growth in constant currency	18 %	13 %	(3)%	(6)%
Impact of TTM acquisitions, divestitures & JVs	— %	— %	(2)%	(1)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	18 %	13 %	(5)%	(7)%

The Print Group	FY2018	FY2019	FY2020	FY2021
Reported revenue growth	19 %	2 %	(16)%	— %
Currency impact	(10)%	4 %	3 %	(7)%
Revenue growth in constant currency	9 %	6 %	(13)%	(7)%

National Pen	FY2019	FY2020	FY2021
Reported revenue growth	5 %	(14)%	5 %
Currency impact	2 %	1 %	(3)%
Revenue growth in constant currency	7 %	(13)%	2 %

Values may not sum to total due to rounding.

Page 35 of 45

CONSTANT-CURRENCY REVENUE GROWTH RATES (CONT.)

(Annual)

All Other Businesses	FY2017	FY2018	FY2019	FY2020	FY2021
Reported revenue growth	4 %	(57)%	239 %	28 %	11 %
Currency impact	— %	— %	9 %	1 %	1 %
Revenue growth in constant currency	— %	(57)%	248 %	29 %	12 %
Impact of TTM acquisitions, divestitures & JVs	— %	110 %	(241)%	(25)%	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	4 %	54 %	7 %	4 %	12 %

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

(Quarterly)

Total Company	Q4FY18	Q1FY19	Q2FY19	Q3FY19
Reported revenue growth	12 %	5 %	8 %	4 %
Currency impact	(4)%	1 %	3 %	5 %
Revenue growth in constant currency	8 %	6 %	11 %	9 %
Impact of TTM acquisitions, divestitures & JVs	3 %	2 %	(5)%	(6)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	11 %	8 %	6 %	3 %

Total Company	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	7 %	8 %	(1)%	(10)%	(36)%	(7)%	(4)%	(3)%	49 %
Currency impact	3 %	2 %	2 %	2 %	1 %	(2)%	(3)%	(4)%	(6)%
Revenue growth in constant currency	10 %	10 %	1 %	(8)%	(35)%	(9)%	(7)%	(7)%	43 %
Impact of TTM acquisitions, divestitures & JVs	(5)%	(6)%	(1)%	(1)%	(1)%	(1)%	(2)%	(3)%	(5)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	5 %	4 %	— %	(9)%	(36)%	(10)%	(9)%	(10)%	38 %

2-Year Stacked Organic Constant-Currency	Q4'18+ Q4'19	Q1'19+ Q1'20	Q2'19+ Q2'20	Q3'19+ Q3'20	Q4'19+ Q4'20	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21
Year 1 (Earlier of the 2 Stacked Periods)	11 %	8 %	6 %	3 %	5 %	4 %	— %	(9)%	(36)%
Year 2 (More Recent of the 2 Stacked Periods)	5 %	4 %	— %	(9)%	(36)%	(10)%	(9)%	(10)%	38 %
Year 1 + Year 2	16 %	12 %	6 %	(6)%	(31)%	(6)%	(9)%	(19)%	2 %

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, and 99designs for all periods.

Values may not sum to total due to rounding.

Page 36 of 45

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

(Quarterly)

Vistaprint	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	(2)%	(1)%	(2)%	(12)%	(32)%	(4)%	1 %	4 %	44 %
Currency impact	2 %	2 %	— %	1 %	1 %	(1)%	(3)%	(3)%	(5)%
Revenue growth in constant currency	— %	1 %	(2)%	(11)%	(31)%	(5)%	(2)%	1 %	39 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	— %	— %	— %	— %	(4)%	(6)%	(7)%
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	— %	1 %	(2)%	(11)%	(31)%	(5)%	(6)%	(5)%	32 %

2-Year Stacked Organic Constant-Currency	Q4'19+ Q4'20	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21
Year 1 (Earlier of the 2 Stacked Periods)	— %	1 %	(2)%	(11)%	(31)%
Year 2 (More Recent of the 2 Stacked Periods)	(31)%	(5)%	(6)%	(5)%	32 %
Year 1 + Year 2	(31)%	(4)%	(8)%	(16)%	1 %

PrintBrothers	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	8 %	8 %	9 %	— %	(38)%	(8)%	(4)%	(14)%	46 %
Currency impact	7 %	5 %	3 %	3 %	1 %	(5)%	(7)%	(7)%	(12)%
Revenue growth in constant currency	15 %	13 %	12 %	3 %	(37)%	(13)%	(11)%	(21)%	34 %
Impact of TTM acquisitions, divestitures & JVs	— %	— %	(4)%	(3)%	(2)%	(2)%	— %	— %	— %
Revenue growth in constant currency ex. TTM acquisitions, divestitures & JVs	15 %	13 %	8 %	— %	(39)%	(15)%	(11)%	(21)%	34 %

2-Year Stacked Organic Constant-Currency	Q4'19+ Q4'20	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21
Year 1 (Earlier of the 2 Stacked Periods)	15 %	13 %	8 %	— %	(39)%
Year 2 (More Recent of the 2 Stacked Periods)	(39)%	(15)%	(11)%	(21)%	34 %
Year 1 + Year 2	(24)%	(2)%	(3)%	(21)%	(5)%

The Print Group	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	3 %	2 %	— %	(13)%	(47)%	(8)%	(13)%	(13)%	56 %
Currency impact	6 %	5 %	3 %	3 %	1 %	(4)%	(6)%	(7)%	(13)%
Revenue growth in constant currency	9 %	7 %	3 %	(10)%	(46)%	(12)%	(19)%	(20)%	43 %

2-Year Stacked Organic Constant-Currency	Q4'19+ Q4'20	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21
Year 1 (Earlier of the 2 Stacked Periods)	9 %	7 %	3 %	(10)%	(46)%
Year 2 (More Recent of the 2 Stacked Periods)	(46)%	(12)%	(19)%	(20)%	43 %
Year 1 + Year 2	(37)%	(5)%	(16)%	(30)%	(3)%

Note: Total company revenue growth in constant currency excluding TTM acquisitions, divestitures and joint ventures for all periods excludes the impact of currency. The organic constant-currency growth rate excludes VIDA revenue from Q1 FY2019 through Q4 FY2019 and BuildASign revenue from Q2 FY2019 through Q1 FY2020, and 99designs for all periods.

Values may not sum to total due to rounding.

Page 37 of 45

TWO-YEAR STACKED CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

(Quarterly)

National Pen	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Reported revenue growth	6 %	6 %	(4)%	(14)%	(53)%	(4)%	(10)%	(9)%	109 %
Currency impact	2 %	2 %	1 %	1 %	— %	(1)%	(3)%	(3)%	(6)%
Revenue growth in constant currency	8 %	8 %	(3)%	(13)%	(53)%	(5)%	(13)%	(12)%	103 %

2-Year Stacked Organic Constant-Currency	Q4'19+ Q4'20	Q1'20+ Q1'21	Q2'20+ Q2'21	Q3'20+ Q3'21	Q4'20+ Q4'21
Year 1 (Earlier of the 2 Stacked Periods)	8 %	8 %	(3)%	(13)%	(53)%
Year 2 (More Recent of the 2 Stacked Periods)	(53)%	(5)%	(13)%	(12)%	103 %
Year 1 + Year 2	(45)%	3 %	(16)%	(25)%	50 %

YEAR-OVER-TWO-YEAR CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES

Total Company	Q4FY21 vs. Q4FY19	FY2021 vs. FY2019
Reported revenue growth	(5)%	(6)%
Currency impact	(3)%	(1)%
Revenue growth in constant currency	(8)%	(7)%
Impact of TTM acquisitions & divestitures	(3)%	(4)%
Revenue growth in constant currency ex. TTM acquisitions & divestitures	(11)%	(11)%

Vistaprint	Q4FY21 vs. Q4FY19	FY2021 vs. FY2019
Reported revenue growth	(2)%	(4)%
Currency impact	(3)%	(2)%
Revenue growth in constant currency	(5)%	(6)%
Impact of TTM acquisitions & divestitures	(5)%	(3)%
Revenue growth in constant currency ex. TTM acquisitions & divestitures	(10)%	(9)%

PrintBrothers	Q4FY21 vs. Q4FY19	FY2021 vs. FY2019
Reported revenue growth	(10)%	(5)%
Currency impact	(5)%	(3)%
Revenue growth in constant currency	(15)%	(8)%
Impact of TTM acquisitions & divestitures	(5)%	(6)%
Revenue growth in constant currency ex. TTM acquisitions & divestitures	(20)%	(14)%

Values may not sum to total due to rounding.

Page 38 of 45

YEAR-OVER-TWO-YEAR CONSTANT-CURRENCY ORGANIC REVENUE GROWTH RATES (CONT.)

The Print Group	Q4FY21 vs. Q4FY19	FY2021 vs. FY2019
Reported revenue growth	(17)%	(15)%
Currency impact	(6)%	(4)%
Revenue growth in constant currency	(23)%	(19)%
Impact of TTM acquisitions & divestitures	— %	— %
Revenue growth in constant currency ex. TTM acquisitions & divestitures	(23)%	(19)%

National Pen	Q4FY21 vs. Q4FY19	FY2021 vs. FY2019
Reported revenue growth	(1)%	(10)%
Currency impact	(2)%	(2)%
Revenue growth in constant currency	(3)%	(12)%
Impact of TTM acquisitions & divestitures	— %	— %
Revenue growth in constant currency ex. TTM acquisitions & divestitures	(3)%	(12)%

All Other Businesses	Q4FY21 vs. Q4FY19	FY2021 vs. FY2019
Reported revenue growth	16 %	41 %
Currency impact	4 %	5 %
Revenue growth in constant currency	20 %	46 %
Impact of TTM acquisitions & divestitures	(1)%	(28)%
Revenue growth in constant currency ex. TTM acquisitions & divestitures	19 %	18 %

GROSS PROFIT AND CONTRIBUTION PROFIT

(Quarterly, in millions except percentages)

	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Total revenue	$674.7	$634.0	$820.3	$598.0	$429.1	$586.5	$786.1	$578.9	$641.0
Cost of revenue	$344.7	$325.7	$394.0	$309.6	$219.6	$298.8	$386.0	$302.0	$329.6
Gross profit (revenue minus cost of revenue)	**$330.0**	**$308.3**	**$426.3**	**$288.4**	**$209.5**	**$287.7**	**$400.2**	**$276.8**	**$311.4**
as a percent of total revenue	*48.9 %*	*48.6 %*	*52.0 %*	*48.2 %*	*48.8 %*	*49.0 %*	*50.9 %*	*47.8 %*	*48.6 %*
Advertising expense and payment processing fees	$91.5	$103.5	$109.6	$86.9	$43.8	$79.2	$113.8	$87.8	$99.1
Contribution profit (gross profit minus advertising/processing fees)	**$238.5**	**$204.8**	**$316.8**	**$201.5**	**$165.7**	**$208.4**	**$286.4**	**$189.0**	**$212.3**
as a percent of total revenue	*35.4 %*	*32.3 %*	*38.6 %*	*33.7 %*	*38.6 %*	*35.5 %*	*36.4 %*	*32.6 %*	*33.1 %*

Values may not sum to total due to rounding.

Page 39 of 45

EBITDA (LOSS) BY REPORTABLE SEGMENT ("SEGMENT EBITDA")

(Quarterly, in millions)

	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
Vistaprint	$ 93.5	$ 87.3	$138.9	$ 73.8	$ 66.4	$ 90.2	$112.3	$ 64.3	$ 57.9
PrintBrothers	13.1	10.8	16.5	8.7	3.5	9.7	16.5	7.6	9.4
The Print Group	20.1	13.6	18.1	10.9	8.9	12.2	12.6	6.5	11.9
National Pen	7.0	(9.9)	28.1	(1.2)	(9.4)	(10.7)	18.7	(3.3)	6.9
All Other Businesses	1.8	1.7	3.7	3.2	8.9	8.6	10.7	6.5	5.9
Total segment EBITDA (loss)	**$135.7**	**$103.6**	**$205.2**	**$ 95.3**	**$ 78.3**	**$110.0**	**$170.7**	**$ 81.6**	**$ 92.0**
Central and corporate costs ex. unallocated SBC	(29.3)	(34.2)	(35.6)	(34.6)	(29.0)	(29.9)	(30.5)	(32.8)	(35.6)
Unallocated SBC	(3.1)	0.5	(2.8)	(3.7)	(1.0)	(1.2)	(0.5)	(1.3)	(3.7)
Exclude: share-based compensation included in segment EBITDA	7.6	4.8	8.3	8.9	11.3	8.3	5.2	9.5	14.0
Include: Realized gains (losses) on certain currency derivatives not included in segment EBITDA	6.4	4.8	10.4	5.0	4.3	1.2	(1.6)	(1.9)	(4.6)
Adjusted EBITDA	**$117.2**	**$ 79.5**	**$185.5**	**$ 70.9**	**$ 63.8**	**$ 88.5**	**$143.4**	**$ 55.0**	**$ 62.2**
Depreciation and amortization	(43.7)	(42.5)	(42.4)	(41.8)	(41.2)	(42.3)	(43.6)	(42.8)	(44.5)
Waltham, MA lease depreciation adjustment[1]	1.0	—	—	—	—	—	—	—	—
Proceeds from insurance	—	—	—	—	—	—	—	(0.1)	—
Earn-out related charges	—	—	—	—	0.1	—	—	—	—
Share-based compensation expense[2]	(7.6)	(4.8)	(8.3)	(8.9)	(11.3)	(8.3)	(5.2)	(9.5)	14.0
Certain impairments and other adjustments	(9.9)	0.2	(0.9)	(102.0)	(1.9)	(0.8)	0.2	(20.6)	0.7
Restructuring-related charges	(3.0)	(2.2)	(1.9)	(0.9)	(8.5)	0.1	(2.2)	0.4	0.1
Interest expense for Waltham, MA lease[1]	1.8	—	—	—	—	—	—	—	—
Realized (gains) losses on currency derivatives not included in operating income	(6.4)	(4.8)	(10.4)	(5.0)	(4.3)	(1.2)	1.6	1.9	4.6
Total income (loss) from operations	**$ 49.4**	**$ 25.4**	**$121.6**	**$(87.7)**	**$ (3.3)**	**$ 36.0**	**$ 94.2**	**$(15.7)**	**$ 9.0**
Operating income (loss) margin	*7 %*	*4 %*	*15 %*	*(15)%*	*(1)%*	*6 %*	*12 %*	*(3)%*	*1 %*
Operating income (loss) year-over-year growth	*126 %*	*524 %*	*34 %*	*(396)%*	*(107)%*	*42 %*	*(23)%*	*82 %*	*376 %*

[1] During Q1 FY2020, we adopted the new lease accounting standard, ASC 842. Our Waltham, MA lease, which was previously classified as build-to-suit, is now classified as an operating lease under the new standard. The Waltham depreciation and interest expense adjustments that were made in comparative periods are no longer made beginning in FY2020, as any impact from the Waltham lease is reflected in operating income.
[2] Includes expense recognized for the change in fair value of contingent consideration and compensation expense related to earn-out mechanisms dependent upon continued employment.

Values may not sum to total due to rounding.

Page 40 of 45

ADJUSTED EBITDA
(Quarterly, in millions)

	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
GAAP operating income (loss)	$49.4	$25.4	$121.6	($87.7)	($3.3)	$36.0	$94.2	($15.7)	$9.0
Depreciation and amortization	$43.7	$42.5	$42.4	$41.8	$41.2	$42.3	$43.6	$42.8	$44.5
Waltham, MA lease depreciation adjustment	($1.0)	$—	$—	$—	$—	$—	$—	$—	$—
Share-based compensation expense[1]	$7.6	$4.8	$8.3	$8.9	$11.3	$8.3	$5.2	$9.5	$14.0
Interest expense associated with Waltham, MA lease	($1.8)	$—	$—	$—	$—	$—	$—	$—	$—
Certain impairments and other adjustments	$9.9	($0.2)	$0.9	$102.0	$1.9	$0.8	($0.2)	$20.6	($0.7)
Restructuring related charges	$3.0	$2.2	$1.9	$0.9	$8.5	($0.1)	$2.2	($0.4)	($0.1)
Realized gains (losses) on currency derivatives not included in operating income	$6.4	$4.8	$10.4	$5.0	$4.3	$1.2	($1.6)	($1.9)	($4.6)
Adjusted EBITDA[2,3]	**$117.2**	**$79.5**	**$185.5**	**$70.9**	**$63.8**	**$88.5**	**$143.4**	**$55.0**	**$62.2**

ADJUSTED EBITDA
(Annual, in millions)

	FY2019	FY2020	FY2021
GAAP operating income (loss)	$163.6	$56.0	$123.5
Depreciation and amortization	$173.0	$167.9	$173.2
Waltham, MA lease depreciation adjustment	($4.1)	$—	$—
Share-based compensation expense[1]	$18.3	$33.3	$37.0
Proceeds from insurance	$—	$—	$0.1
Interest expense associated with Waltham, MA lease	($7.2)	$—	$—
Certain impairments and other adjustments	$10.7	$104.6	$20.5
Restructuring related charges	$12.1	$13.5	$1.6
Realized gains (losses) on currency derivatives not included in operating income	$20.3	$24.5	($6.9)
Adjusted EBITDA[2,3]	**$386.5**	**$399.8**	**$349.1**

[1]SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting.
[2]This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA.
[3]Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting.

Values may not sum to total due to rounding.

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ADJUSTED EBITDA (TTM, in millions) TTM Q4FY19 TTM Q1FY20 TTM Q2FY20 TTM Q3FY20 TTM Q4FY20 TTM Q1FY21 TTM Q2FY21 TTM Q3FY21 TTM Q4FY21 GAAP operating income (loss) $163.6 $195.0 $226.0 $108.6 $56.0 $66.6 $39.2 $111.2 $123.5 Depreciation and amortization $173.0 $174.8 $172.6 $170.4 $167.9 $167.7 $168.9 $169.9 $173.2 Waltham, MA lease depreciation adjustment ($4.1) ($3.1) ($2.1) ($1.0) $— $— $— $— $— Share-based compensation expense1 $18.3 $14.1 $25.2 $29.6 $33.3 $36.8 $33.7 $34.3 $37.0 Proceeds from insurance $— $— $— $— $— $— $— $0.1 $0.1 Interest expense associated with Waltham, MA lease ($7.2) ($5.4) ($3.6) ($1.8) $— $— $— $— $— Earn-out related charges $— $— $— $— ($0.1) ($0.1) ($0.1) ($0.1) $— Certain impairments and other adjustments $10.7 $10.6 $11.5 $112.7 $104.6 $105.6 $104.4 $23.0 $20.5 Restructuring related charges $12.1 $14.1 $14.9 $8.0 $13.5 $11.3 $11.6 $10.3 $1.6 Realized gains (losses) on currency derivatives not included in operating income $20.3 $23.5 $26.5 $26.6 $24.5 $20.9 $8.9 $2.0 ($6.9) Adjusted EBITDA2,3 $386.5 $423.6 $471.1 $453.1 $399.8 $408.7 $366.6 $350.8 $349.1 1SBC expense listed here excludes the portion included in restructuring-related charges to avoid double counting. 2This metric uses the definition of adjusted EBITDA as outlined above and therefore does not include the pro-forma impact of acquisitions or divestitures; however, our debt covenants allow for the inclusion of pro-forma impacts to adjusted EBITDA. 3Adjusted EBITDA includes 100% of the results of our consolidated subsidiaries and therefore does not give effect to adjusted EBITDA attributable to noncontrolling interests. This is to most closely align to our debt covenant and cash flow reporting. ADJUSTED FREE CASH FLOW (Quarterly, in millions) Q4FY19 Q1FY20 Q2FY20 Q3FY20 Q4FY20 Q1FY21 Q2FY21 Q3FY21 Q4FY21 Net cash provided by (used in) operating activities $108.6 $62.9 $202.2 $19.0 $54.4 $105.7 $150.5 ($37.2) $46.3 Purchases of property, plant and equipment ($12.6) ($14.2) ($13.9) ($10.5) ($11.8) ($8.4) ($8.4) ($5.9) ($15.8) Capitalization of software and website development costs ($14.0) ($12.5) ($10.9) ($12.4) ($8.2) ($14.8) ($11.6) ($18.9) ($15.6) Adjusted free cash flow $81.9 $36.2 $177.3 ($4.0) $34.4 $82.5 $130.4 ($62.0) $14.9 Reference: Value of finance leases $0.3 $— $0.1 $1.5 $— $0.1 $0.1 $5.5 $1.4 Cash restructuring payments $1.3 $2.3 $0.5 $2.3 $4.0 $2.5 $1.4 $0.1 $2.5 Cash paid during the period for interest $24.1 $9.4 $23.9 $9.5 $30.1 $9.1 $49.2 $8.0 $50.7 Interest expense for Waltham, MA Lease ($1.8) $— $— $— $— $— $— $— $— Cash interest related to borrowing $22.3 $9.4 $23.9 $9.5 $30.1 $9.1 $49.2 $8.0 $50.7 Values may not sum to total due to rounding. Page 42 of 45

ADJUSTED FREE CASH FLOW (Annual, in millions) FY2019 FY2020 FY2021 Net cash provided by operating activities $331.1 $338.4 $265.2 Purchases of property, plant and equipment ($70.6) ($50.5) ($38.5) Purchases of intangible assets not related to acquisitions ($0.1) $— $— Capitalization of software and website development costs ($48.7) ($44.0) ($60.9) Adjusted free cash flow $211.8 $244.0 $165.8 Reference: Value of finance leases $11.9 $1.6 $7.0 Cash restructuring payments $6.0 $9.1 $6.6 Cash paid during the period for interest $63.9 $72.9 $117.0 Interest expense for Waltham, MA Lease ($7.2) $— $— Cash interest related to borrowing $56.7 $72.9 $117.0 ADJUSTED FREE CASH FLOW (TTM, in millions) TTM Q4FY19 TTM Q1FY20 TTM Q2FY20 TTM Q3FY20 TTM Q4FY20 TTM Q1FY21 TTM Q2FY21 TTM Q3FY21 TTM Q4FY21 Net cash provided by operating activities $331.1 $371.8 $390.7 $392.7 $338.4 $381.2 $329.5 $273.3 $265.2 Purchases of property, plant and equipment ($70.6) ($63.7) ($59.9) ($51.3) ($50.5) ($44.7) ($39.2) ($34.6) ($38.5) Purchases of intangible assets not related to acquisitions ($0.1) $— $— $— $— $— $— $— $— Capitalization of software and website development costs ($48.7) ($49.9) ($50.1) ($49.8) ($44.0) ($46.3) ($47.0) ($53.5) ($60.9) Adjusted free cash flow $211.8 $258.1 $280.6 $291.5 $244.0 $290.2 $243.3 $185.3 $165.8 Reference: Value of finance leases $11.9 $8.3 $4.8 $1.8 $1.6 $1.7 $1.6 $5.6 $7.0 Cash restructuring payments $6.0 $7.1 $7.1 $6.3 $9.1 $9.3 $10.3 $8.1 $6.6 Cash paid during the period for interest $63.9 $65.8 $67.4 $66.8 $72.9 $72.6 $97.9 $96.5 $117.0 Interest expense for Waltham, MA Lease ($7.2) ($5.4) ($3.6) ($1.8) $— $— $— $— $— Cash interest related to borrowing $56.7 $60.4 $63.9 $65.0 $72.9 $72.6 $97.9 $96.5 $117.0 Values may not sum to total due to rounding. Page 43 of 45

INTEREST EXPENSE RELATED TO BORROWING (P&L VIEW)

(Quarterly, in millions)

	Q4FY19	Q1FY20	Q2FY20	Q3FY20	Q4FY20	Q1FY21	Q2FY21	Q3FY21	Q4FY21
P&L view of interest expense	$15.8	$15.1	$15.7	$17.3	$27.8	$30.5	$30.1	$29.0	$29.7
Less: Interest expense associated with Waltham, MA Lease	($1.8)	$—	$—	$—	$—	$—	$—	$—	$—
Less: Interest expense related to investment consideration	$—	$—	$—	$—	$—	$—	$—	$—	($0.7)
Interest expense related to borrowing	**$14.0**	**$15.1**	**$15.7**	**$17.3**	**$27.8**	**$30.5**	**$30.1**	**$29.0**	**$29.0**

Values may not sum to total due to rounding.

Page 44 of 45

ABOUT CIMPRESS: Cimpress plc (Nasdaq: CMPR) invests in and builds customer-focused, entrepreneurial, mass-customization businesses for the long term. Mass customization is a competitive strategy which seeks to produce goods and services to meet individual customer needs with near mass production efficiency. Cimpress businesses include BuildASign, Drukwerkdeal, Exaprint, National Pen, Pixartprinting, Printi, Vistaprint and WIRmachenDRUCK. To learn more, visit http://www.cimpress.com. Cimpress and the Cimpress logo are trademarks of Cimpress plc or its subsidiaries. All other brand and product names appearing on this announcement may be trademarks or registered trademarks of their respective holders. CONTACT INFORMATION: Investor Relations: Media Relations: Meredith Burns Paul McKinlay ir@cimpress.com mediarelations@cimpress.com +1.781.652.6480 SAFE HARBOR STATEMENT: This earnings commentary contains statements about our future expectations, plans, and prospects of our business that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995, including our expectations for the growth and development of our businesses, revenue, earnings, cash flows, and other financial results; our expectations with respect to our business, markets, competitive position post-pandemic, including our expectations for economic recovery; the anticipated launches of Vistaprint's new websites in additional markets and our expectations with respect to Vistaprint's new technology platform; our expectations for National Pen's e-commerce platform and our mass customization platform and the effects of those platforms; our planned investments in our business and the expected effects of those investments and our operational and cost improvements; and the information set forth in the Current Outlook section of this document. Forward-looking projections and expectations are inherently uncertain, are based on assumptions and judgments by management, and may turn out to be wrong. Our actual results may differ materially from those indicated by the forward-looking statements in this document as a result of various important factors, including but not limited to flaws in the assumptions and judgments upon which our forecasts and estimates are based; the development, duration, and severity of the COVID-19 pandemic and the timing and pace of economic recovery; our failure to anticipate and react to the effects of the pandemic on our customers, supply chain, markets, team members, and business; our inability to make the investments in our businesses that we plan to make or the failure of those investments to achieve the results we expect; loss or unavailability of key personnel or our inability to hire and retain talented personnel; our failure to develop and deploy our mass customization platform, Vistaprint's new technology platform, or National Pen's e-commerce platform or the failure of the technologies to drive the performance, efficiencies, and competitive advantage we expect; unanticipated changes in our markets, customers, or businesses; our failure to attract new customers and retain our current customers; our failure to manage the growth and complexity of our business; the failure of the businesses we acquire or invest in to perform as expected; changes in the laws and regulations, or in the interpretation of laws and regulations, that affect our businesses; our ability to maintain compliance with our debt covenants and pay our debts when due; general economic conditions; and other factors described in our Form 10-K for the fiscal year ended June 30, 2020 and the other documents we periodically file with the U.S. SEC. In addition, the statements and projections in this quarterly earnings document represent our expectations and beliefs as of the date of this document, and subsequent events and developments may cause these expectations, beliefs, and projections to change. We specifically disclaim any obligation to update any forward-looking statements. These forward-looking statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this document. Page 45 of 45